UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100, Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange St.
Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:
John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Registrant’s telephone number, including area code: 877-244-6235

Date of fiscal year end:  09/30/2019

Date of reporting period: 09/30/2019

ITEM 1.                 REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the EAS Crow Point Alternatives Fund (the “EAS Fund”), Crow Point Global Tactical Allocation Fund (the “Global Fund”) and Crow Point Alternative Income Fund (the “Income Fund”), each a series of the 360 Funds (the “registrant”), for the year ended September 30, 2019 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30e-1), as amended, is filed herewith.

EAS Crow Point Alternatives Fund

Investor Class Shares (Ticker Symbol: EASAX)

Institutional Class Shares (Ticker Symbol: EASIX)

Crow Point Global Tactical Allocation Fund

Investor Class Shares (Ticker Symbol: CGHAX)

Institutional Class Shares (Ticker Symbol: CGHIX)

Crow Point Alternative Income Fund

Investor Class Shares (Ticker Symbol: AAIFX)

Institutional Class Shares (Ticker Symbol: AIIFX)

Series of the

360 Funds

ANNUAL REPORT

September 30, 2019

Investment Adviser:

Crow Point Partners, LLC

280 Summer Street, Suite M1

Boston, MA 02210

1-877-327-0757

www.crowpointfunds.com

Distributed by Matrix 360 Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds’ prospectus.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Crow Point Funds’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from a Crow Point Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform a Crow Point Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held with the Crow Point Funds complex/your financial intermediary.

Dear Shareholders:

We are pleased to present you with the annual report for the Crow Point family of mutual funds for the year ended September 30, 2019. Last year, we consolidated our three alternative mutual funds, the Crow Point Global Tactical Allocation Fund (the “Global Fund”), the Crow Point Alternative Income Fund (the “Income Fund”) and the EAS Crow Point Alternatives Fund (the “EAS Fund”), (collectively, the “Funds”) around a common reporting date for the Funds’ fiscal year ends.

Global Fund – Year to date as of 9/30/2019, the Global Fund was up approximately 10%, which is slightly better than the Morningstar Tactical peer group. However, as a result of the extraordinary volatility experienced in markets during the fourth quarter of 2018, the Global Fund fell by 1.68%, net of all expenses, for the one-year period ended 9/30/2019. For the one-year period, the Global Fund underperformed major market indices such as the S&P 500® Total Return Index and Bloomberg Barclay’s U.S. Aggregate Bond Index which returned 4.25% and 10.30%, respectively. Although the risk tenor of the portfolio does change based on our viewpoint of market opportunities, overall, the Global Fund looks to maintain a moderate risk profile which it did over the past year. The greatest source of the underperformance came from investments in small cap stocks which proved to be underperforming assets relative to large cap stocks.  The underperformance of small cap stocks relative to large caps during periods of high volatility is a historical anomaly and we expect small cap stocks to gain relative performance against large caps in the months ahead. Additionally, underweighting diversification assets such as long-term treasury bonds also negatively impacted portfolio returns.  Long-term government bonds had their best risk adjusted return in decades last year, and we therefore expect a reversion to the mean in 2020 for treasuries. In as much as the Global Fund underperformed indices and peer groups over the one-year period, over a three-year period the Global Fund has outperformed its peer group, Morningstar Tactical Allocation, by over 2.6% annually net of all fees.

Income Fund – Year-to-date as of 9/30/2019, the Income Fund returned 6.74% and performed well relative to peers in the Morningstar Non-Traditional Bond category. For the one-year period ended 9/30/2019, the Income Fund rose by 1.31%, net of all expenses.  The Income Fund’s performance was mixed versus its benchmarks, the Bloomberg Barclay's Global Aggregate Bond Index and the HFRX Absolute Return Index which returned 7.60% and 1.23% for the one-year period, respectively.  The Income Fund is designed to be low risk and counter cyclical to the bond market by mitigating most forms of interest rate risk and it engages in other strategies to generate higher levels of yield while it seeks to avoid the duration risk commonly found in traditional bond funds.  Most of the source of the underperformance this year relative to the traditional bond market can be attributed to the fourth quarter of 2018 when the Income Fund fell over 3.7% due to underperformance of risk assets such as high yield and hedged equities.  In spite of the 4q 2018 underperformance, the overall risk levels have remained low and in line with the Income Fund’s mandate. The Income Fund’s annual volatility statistics are in line with traditional bond investments.

EAS Fund – The EAS Fund completed a very poor fiscal year. For the year ended 9/30/2019, the EAS Fund returned (8.34)% versus 10.30% for its benchmark, the Bloomberg Barclay’s U.S. Aggregate Bond Index. Last year, which was a very strong performance year for the EAS Fund, we wrote: “. . .We know we will be on the other side of this performance curve from time-to-time. . .” Well, this year we experienced precisely that.

In 2018, the EAS Fund benefitted from an over-allocation to small cap growth stocks and the exceptionally good performance of our small cap growth PM team, who beat their index handily. In 2019, we maintained that overweight and it hurt performance as small-cap growth stocks significantly underperformed large-caps. We have written about how small-caps have historically outperformed large caps during periods of high volatility (https://blog.cppinvest.com/large-vs-small-cap-divergences), and we saw no reason for that not to continue this year, yet it did not. Further, while they have consistently outperformed their benchmarks for long periods of time, our small-cap portfolio team underperformed in 2019. While disappointed by 2019’s performance in the EAS Fund, we are seeing signs of a turnaround in our favored sectors like small-cap and we have maintained those positions.

Late last year we believed we were entering into a period where markets would be characterized by much higher volatility (but also higher returns) and we selectively added to the EAS Fund’s risk exposure when markets periodically sold off. In 2019, we also continued to allocate away from bonds and to cash and we sold into bond rallies. Clearly, we sold too soon as bonds have had a very strong performance year so far in 2019.

Outside the U.S., economic growth prospects remain mixed, however, we are seeing signs of global growth stabilizing and improving in previously turbulent areas. Political rancor across several emerging economies as well as concerns over restrictions in global trade continue to diminish and global and emerging market stocks are starting to rally again. We have increased our exposures to both developed and emerging international markets.

The risk to our outlook remains in the realm of U.S. fiscal policy and politics. To date, economic policies out of Washington have been very beneficial to economic and investment decision makers. To the extent that the policy environment dramatically changes to the negative, over trade or regulation or taxes, our viewpoint on risk assets would need to change. Yes, this upcoming election could have a profound effect on markets and we are watching developments closely.

Going forward, Crow Point Partners’ economic and market viewpoints continue to be constructive towards risk investments, particularly U.S. equities. We believe domestic growth prospects could further expand due to a favorable backdrop for rates (low) and consumer credit (abundant). As long as credit continues to flow, U.S. growth (and global growth) should continue to expand.

Thank you for being a shareholder of the Crow Point Funds.

Sincerely,

Crow Point Partners.

See following for important disclosures.

Before investing in the Funds, you should carefully consider the Funds’ investment objectives, risks, charges, and expenses. For a current Prospectus, which contain this and other important information, visit cppfunds.com. Please read the Prospectus carefully before investing.

The Funds’ returns stated above represent the performance of the Global Fund’s and EAS Fund’s Institutional Shares and the Income Fund’s Investor Shares. Please see the following Investment Highlights pages for performance of all share classes. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1-877-244-6235 for current month end performance.

Positive performance of holdings does not indicate positive portfolio returns.

The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Bloomberg Barclay’s U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS (agency and non-agency).

The Bloomberg Barclay’s Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

HFRI Fund of Funds Conservative Index (the “Index”) is an unmanaged index. Funds in the Index generally seek consistent returns by primarily investing in funds that generally engage in more conservative strategies such as equity market neutral, fixed income arbitrage and convertible arbitrage.

Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Funds’ returns, the Index does not reflect any fees or expenses.

The Funds’ portfolio may differ significantly from the securities held in the Index. You cannot invest directly in an Index, therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. Current and future holdings are subject to risk.

Fund distributed by Matrix 360 Distributors, LLC.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS
EAS Crow Point Alternatives Fund
September 30, 2019 (Unaudited)

Returns as of September 30, 2019	One year ended September 30, 2019	Five years ended September 30, 2019	Ten years ended September 30, 2019
EAS Crow Point Alternatives Fund Investor Class	(8.61)%	0.65%	1.50%
EAS Crow Point Alternatives Fund Institutional Class	(8.34)%	0.93%	1.76%
Bloomberg Barclay’s U.S. Aggregate Bond Index	10.30%	3.38%	3.75%
HFRI Fund-of-Funds Conservative Index	1.18%	2.04%	2.73%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the EAS Crow Point Alternatives Fund versus the Bloomberg Barclay’s U.S. Aggregate Bond Index (the “Barclay’s Index”) and the HFRI Fund-of-Funds Conservative Index (the “HFRI Index”). The Barclay’s Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclay’s Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, nonconvertible and taxable. The HFRI Index is an unmanaged index. Funds in the HFRI Index generally seek consistent returns by primarily investing in funds that generally engage in more conservative strategies such as equity market neutral, fixed income arbitrage and convertible arbitrage. Index returns assume reinvestment of dividends. Investors may not invest in any Index directly; unlike the EAS Crow Point Alternatives Fund’s returns, an Index does not reflect any fees or expenses.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS
EAS Crow Point Alternatives Fund
September 30, 2019 (Unaudited)

The investment objective of the EAS Crow Point Alternatives Fund (the “EAS Fund”) is preservation and growth of capital.

Crow Point Partners, LLC’s (the “Adviser”) investment philosophy centers on the preservation and growth of capital through both good and bad markets. The Adviser believes that for most shareholders, investment success is about growing capital over time while protecting it at all times, not about beating a market index which can frequently involve losses while still meeting the objective. Thus, the Adviser follows an absolute return approach in managing the Fund, as defined below. In executing its strategy, the Adviser attempts to generate consistent, positive returns regardless of market conditions by allocating the EAS Fund’s investments among multiple alternative investment styles. The goal of the Adviser in managing the Fund’s assets is to construct a portfolio of assets that exhibit low correlation with and downside capture of the stock market.

The EAS Fund pursues its absolute return objective by tactically allocating its capital among multiple potential alternative investment classes, including investments in private funds. The EAS Fund may, generally, pursue investments among the following alternative investment classes or strategies: Long-Short Equity, Long-Short Credit, Asset Backed Securities, Arbitrage, Commodities, Convertibles, Floating Rate Debt, Currencies, Emerging Market Bonds, Emerging Market Equities, High Yield, Managed Futures, and Real Estate (primarily through real estate investment trusts). The EAS Fund may invest directly or through other mutual funds, exchange traded funds (“ETFs”), closed-end funds and private funds, including hedge funds (“Underlying Funds”) across these alternative investment classes. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. The Adviser may invest a portion of the EAS Fund’s assets in other mutual funds that are also advised by the Adviser. The Adviser will adjust the asset allocation among each alternative investment class based on its assessment of market conditions and investment opportunities. Depending on market conditions, the core of the EAS Fund’s investments will ordinarily be in long-short equity and long-short credit strategies managed by the Adviser. The Adviser also expects to utilize other alternative asset classes to round out portfolio allocations, some of which may also be managed by the Adviser, others may be managed by a Sub-adviser. The Adviser will execute a portion of the EAS Fund’s strategy by investing in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in commodities, commodity-linked derivative investments and other futures contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Allocation of Portfolio Holdings

Asset Class	Percentage of Net Assets
Mutual Funds	36.35%
Partnerships	19.85%
Common Stock	14.50%
Hedge Fund	11.19%
Senior Loans	2.77%
Exchange-Traded Funds	0.97%
Closed-End Funds	0.08%
Asset Backed Securities	0.03%
Other, Cash and Cash Equivalents	14.26%
100.00%

The percentages in the above table are based on the portfolio holdings of the EAS Fund as of September 30, 2019 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Consolidated Schedule of Investments.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS
Crow Point Global Tactical Allocation Fund
September 30, 2019 (Unaudited)

Returns as of September 30, 2019	One year ended September 30, 2019	Five years ended September 30, 2019	Commencement of Operations through September 30, 2019*
Crow Point Global Tactical Allocation Fund Investor Class	(1.86)%	1.74%	2.08%
Crow Point Global Tactical Allocation Fund Institutional Class	(1.68)%	2.03%	1.95%
S&P 500® Total Return Index	4.25%	10.83%	14.58%
Bloomberg Barclay’s U.S. Aggregate Bond Index	10.30%	3.38%	2.78%

* The Crow Point Global Tactical Allocation Fund Investor Class shares commenced operations on June 1, 2012. The Crow Point Global Tactical Allocation Fund Institutional Class shares commenced operations on April 10, 2013. Commencement of Operations returns for the S&P 500® Total Return Index and the Bloomberg Barclay’s U.S. Aggregate Bond Index assume an inception date of June 1, 2012.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graphs depict the performance of the Crow Point Global Tactical Allocation Fund’s Investor Class shares versus the S&P 500® Total Return Index (“S&P 500”) and the Bloomberg Barclay’s U.S. Aggregate Bond Index (the “Barclay’s Index”). The S&P 500 is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Index returns assume reinvestment of dividends. The Barclay’s Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage passthrough securities, and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclay’s Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, nonconvertible and taxable. Investors may not invest in any index directly; unlike the Crow Point Global Tactical Allocation Fund’s returns, an Index does not reflect any fees or expenses. The Fund will generally not invest in all the securities comprising each index.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS
Crow Point Global Tactical Allocation Fund
September 30, 2019 (Unaudited)

The investment objective of the Crow Point Global Tactical Allocation Fund (the “Global Fund”) is to seek income with long-term growth of capital as a secondary objective.

The Global Fund intends to achieve its investment objective by utilizing an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to common stocks and other investments. The Global Fund will invest primarily in common stocks of all issuers, exchange-traded funds (“ETFs”) and actively managed open-end registered investment companies (“open-end funds”), as well as actively managed closed-end registered investment companies (“closed-end funds”). The Global Fund, through underlying vehicles and securities in which it invests, may invest in non-U.S. companies (including those in emerging markets). The Global Fund may also invest directly in debt securities.

The Global Fund may, but is not required to: (i) enter into equity, total return and currency swap agreements, futures contracts and options on futures contracts (including with respect to index and commodities) and forward currency contracts; and (ii) write put and covered call options on securities (including ETFs and exchange-traded notes (“ETNs”)), indexes and currencies, in each case for hedging purposes or to seek to increase returns, including as a substitute for purchasing an underlying vehicle. The Global Fund may, but is not required to, effect short sales of securities. A short sale involves the sale of a security that the Global Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Adviser is expecting the value of such securities to fall during the period of the Global Fund’s investment exposure.

Allocation of Portfolio Holdings

Asset Class/Industry Sector	Percentage of Net Assets*
Exchange-Traded Funds	67.00%
Partnerships	12.35%
Closed-End Funds	7.10%
Mutual Funds	2.75%
Call Options Purchased	0.18%
Put Options Purchased	0.18%
Asset Backed Securities	0.04%
Mortgage Backed Securities	0.03%
Common Stock	(1.14)%
Cash and Cash Equivalents	11.51%
100.00%

* The percentages in the above table are based on the portfolio holdings of the Global Fund as of September 30, 2019 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS
Crow Point Alternative Income Fund
September 30, 2019 (Unaudited)

Returns as of September 30, 2019	One year ended September 30, 2019	Five years ended September 30, 2019	Commencement of Operations through September 30, 2019*
Crow Point Alternative Income Fund Investor Class	1.31%	0.49%	0.41%
Crow Point Alternative Income Fund Institutional Class	N/A	N/A	2.89%
Bloomberg Barclay's Global Aggregate Bond Index	7.60%	1.99%	1.76%
HFRX Absolute Return Index	1.23%	1.55%	1.77%

* The Crow Point Alternative Income Fund Investor Class shares commenced operations on January 13, 2012. The Crow Point Alternative Income Fund Institutional Class shares commenced operations on February 12, 2019.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Crow Point Alternative Income Fund’s Investor Class shares versus the Bloomberg Barclay’s Global Aggregate Bond Index (the “Barclay’s Global Index”) and the HFRX Absolute Return Index (the “HFRX Index”). The Barclay’s Global Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The HFRX Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Index returns assume reinvestment of dividends. Investors may not invest in any Index directly; unlike the Crow Point Alternative Income Fund’s returns, an Index does not reflect any fees or expenses.

Crow Point Funds	ANNUAL REPORT
INVESTMENT HIGHLIGHTS
Crow Point Alternative Income Fund
September 30, 2019 (Unaudited)

The investment objective of the Crow Point Alternative Income Fund (the “Income Fund”) is to seek above-average total returns over a complete market cycle primarily through capital appreciation and income generation.

The Income Fund seeks to achieve its investment objective under normal market conditions of providing shareholders with above-average total returns over a complete market cycle primarily through capital appreciation and income generation by allocating assets among credit related instruments such as corporate bonds, municipal bonds, mortgage and asset-backed securities, and floating rate securities. The Income Fund considers “above-average total returns” to be returns that are uncorrelated to, and greater than, the Income Fund’s primary benchmark. The Income Fund may invest in investment grade as well as below investment grade securities (also known as “junk bonds”). The Income Fund may invest without regard to maturity. The Income Fund may also invest in equity securities including those of private issuers, debt securities of private issuers, non-publicly traded real estate investments trusts (“REITs”), exchange-traded-notes (ETNs”), exchange-traded funds (“ETFs”), mutual funds and publicly traded and non-publicly traded business development companies (“BDCs”). In regard to investments in equity securities, the Income Fund may invest without regard to market capitalization.

Allocation of Portfolio Holdings

Asset Class/Industry Sector	Percentage of Net Assets
Corporate Bonds	35.89%
Exchange-Traded Funds	33.98%
Partnerships	11.08%
Closed-End Funds	8.12%
Asset Backed Securities	2.53%
Preferred Stock	0.51%
Mortgage Backed Securities	0.19%
Call Options Purchased	0.18%
Put Options Purchased	0.13%
Common Stock	(0.46)%
Other, Cash and Cash Equivalents	7.85%
100.00%

The percentages in the above table are based on the portfolio holdings of the Income Fund as of September 30, 2019 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments.

EAS CROW POINT ALTERNATIVES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2019	ANNUAL REPORT

COMMON STOCK - 18.88%	Shares	Value

Aerospace & Defense - 0.11%
Raytheon Co.	185	$36,295

Airlines - 0.20%
Spirit Airlines, Inc. (a)	704	25,555
United Airlines Holdings, Inc. (a)	477	42,172
		67,727
Apparel - 0.24%
Columbia Sportswear Co. (b)	863	83,616

Auto Parts & Equipment - 0.18%
Methode Electronics, Inc.	1,860	62,570

Banks - 1.02%
Cadence BanCorp	1,812	31,782
Cathay General Bancorp	2,024	70,304
First Choice Bancorp	3,217	68,586
Old Line Bancshares, Inc.	1,651	47,896
PacWest Bancorp	1,107	40,228
Signature Bank/New York, NY	764	91,084
		349,880
Biotechnology - 0.65%
Amarin Corp. PLC -ADR (a)	2,823	42,797
Arcturus Therapeutics Holdings, Inc. (a)	2,500	25,675
Biogen, Inc. (a)	202	47,030
Exact Sciences Corp. (a)	373	33,708
Mainstay Medical International PLC (a) (b)	21,429	67,737
PolarityTE, Inc. (a) (b)	2,500	8,075
		225,022
Building Materials - 0.46%
MDU Resources Group, Inc.	2,848	80,285
Patrick Industries, Inc. (a)	725	31,088
PGT Innovations, Inc. (a)	2,627	45,368
		156,741
Chemicals - 0.14%
CF Industries Holdings, Inc.	1,011	49,741

Commercial Services - 0.73%
Automatic Data Processing, Inc.	93	15,012
Chegg, Inc. (a)	517	15,484
CoreLogic, Inc./United States (a)	925	42,800
PayPal Holdings, Inc. (a)	324	33,563
Quanta Services, Inc. (b)	2,854	107,881
WEX, Inc. (a)	185	37,383
		252,123
Computers - 0.27%
Apple, Inc.	412	92,276

EAS CROW POINT ALTERNATIVES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2019	ANNUAL REPORT

COMMON STOCK - 18.88% (continued)	Shares	Value

Cosmetics & Personal Care - 0.21%
Estee Lauder Cos., Inc.	362	$72,020

Distribution & Wholesale - 0.11%
IAA, Inc. (a)	891	37,181

Diversified Financial Services - 0.74%
Encore Capital Group, Inc. (a) (b)	2,989	99,608
Mastercard, Inc. - Class A	275	74,682
Visa, Inc. - Class A	464	79,813
		254,103
Electric - 1.08%
Black Hills Corp.	811	62,228
El Paso Electric Co.	1,649	110,615
PNM Resources, Inc.	1,723	89,734
Vistra Energy Corp.	4,132	110,448
		373,025
Electronical Components & Equipment - 0.25%
Universal Display Corp.	520	87,308

Electronics - 0.32%
Keysight Technologies, Inc. (a) (b)	1,149	111,740

Engineering & Construction - 1.19%
Construction Partners, Inc. - Class A (a)	4,031	62,803
Infrastructure and Energy Alternatives, Inc. (a)	23,163	108,171
MasTec, Inc. (a) (b)	2,492	161,806
Primoris Services Corp.	3,824	74,989
		407,769
Healthcare - Services - 0.11%
Molina Healthcare, Inc. (a) (b)	349	38,292

Home Builders - 0.24%
NVR, Inc. (a)	8	29,739
TRI Pointe Group, Inc. (a)	3,532	53,121
		82,860
Home Furnishings - 0.11%
Sonos, Inc. (a)	2,785	37,347

Insurance - 1.16%
American Financial Group, Inc.	577	62,229
Aon PLC	372	72,008
Arch Capital Group Ltd. (a) (b)	2,280	95,714
Heritage Insurance Holdings, Inc.	5,041	75,363
National General Holdings Corp.	4,001	92,103
		397,417
Internet - 0.81%
Alphabet, Inc. - Class A (a)	46	56,172
Anaplan, Inc. (a)	1,779	83,613
Cardlytics, Inc. (a)	923	30,939
eBay, Inc.	1,599	62,329
Twitter, Inc. (a)	1,121	46,185
		279,238

EAS CROW POINT ALTERNATIVES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2019	ANNUAL REPORT

COMMON STOCK - 18.88% (continued)	Shares	Value

Investment Companies - 0.77%
Ares Capital Corp. (b)	5,302	$98,803
Compass Diversified Holdings	1,835	36,168
TCG BDC, Inc. (b)	9,063	130,507
		265,478
Iron & Steel - 0.22%
Carpenter Technology Corp. (b)	1,460	75,424

Lodging - 0.55%
Target Hospitality Corp. (a)	5,772	39,307
Wyndham Hotels & Resorts, Inc. (b)	2,893	149,684
		188,991
Machinery - Diversified - 0.23%
Flowserve Corp.	1,668	77,912

Metal Fabricate & Hardware - 0.19%
Timken Co.	1,504	65,439

Mining - 0.24%
Compass Minerals International, Inc.	1,306	73,776
Royal Gold, Inc.	84	10,350
		84,126
Miscellaneous Manufacturing - 0.31%
General Electric Co. (b)	12,000	107,280

Oil & Gas - 0.44%
Parsley Energy, Inc. - Class A	2,655	44,604
PBF Energy, Inc. - Class A	1,206	32,791
Phillips 66	707	72,397
		149,792
Oil & Gas Services - 0.09%
National Oilwell Varco, Inc.	1,390	29,468

Packaging & Containers - 0.16%
Berry Global Group, Inc. (a)	1,422	55,842

Pharmaceuticals - 0.40%
AmerisourceBergen Corp.	156	12,843
DexCom, Inc. (a) (b)	719	107,304
Nabriva Therapeutics PLC (a)	8,500	17,000
		137,147
Private Equity - 0.46%
Kennedy-Wilson Holdings, Inc. (b)	4,922	107,890
KKR & Co., Inc. - Class A	1,849	49,646
		157,536
REITS - 2.16%
Blackstone Mortgage Trust, Inc. - Class A (b)	3,608	129,347
Crown Castle International Corp. (b)	733	101,894
Digital Realty Trust, Inc.	371	48,160
Gladstone Commercial Corp. (b)	4,846	113,881
Starwood Property Trust, Inc.	5,189	125,678
Sun Communities, Inc.	519	77,046
TPG RE Finance Trust, Inc. (b)	7,480	148,403
		744,409

EAS CROW POINT ALTERNATIVES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2019	ANNUAL REPORT

COMMON STOCK - 18.88% (continued)	Shares	Value

Retail - 0.48%
Casey's General Stores, Inc.	437	$70,427
Dollar General Corp.	426	67,708
FirstCash, Inc.	277	25,393
		163,528
Semiconductors - 0.62%
MKS Instruments, Inc. (b)	864	79,730
NVIDIA Corp. (b)	767	133,512
		213,242
Software - 1.00%
Activision Blizzard, Inc.	465	24,608
Akamai Technologies, Inc. (a)	552	50,442
Fiserv, Inc. (a)	898	93,024
HubSpot, Inc. (a)	200	30,322
Veeva Systems, Inc. Class A (a) (b)	941	143,681
		342,077
Telecommunications - 0.23%
Ciena Corp. (a)	2,046	80,265

TOTAL COMMON STOCK (Cost $6,815,316)		6,492,247

CLOSED-END FUNDS - 0.08%

Eaton Vance Limited Duration Income Fund	1,299	16,238
MFS Multimarket Income Trust	1,963	11,601
		27,839

TOTAL CLOSED-END FUNDS (Cost $27,908)		27,839

EXCHANGE TRADED FUNDS - 1.21%

Debt Funds - 0.32%
iShares Core U.S. Aggregate Bond ETF	212	23,992
SPDR Bloomberg Barclay’s High Yield Bond ETF	401	43,605
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1,277	42,141
		109,738
Equity Funds - 0.89%
iShares Core MSCI Emerging Markets ETF	849	41,618
iShares MSCI ACWI ETF	1,782	131,423
iShares MSCI Europe Financials ETF	2,465	43,384
iShares MSCI Germany ETF	1,595	42,921
iShares MSCI Netherlands ETF	723	22,673
VelocityShares Daily 2x VIX Short Term ETN (a)	1,699	23,106
		305,125

TOTAL EXCHANGE TRADED FUNDS (Cost $424,912)		414,863

EAS CROW POINT ALTERNATIVES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
September 30, 2019	ANNUAL REPORT

MUTUAL FUNDS - 36.35%	Shares	Value

Asset Allocation Funds - 10.48%
Crow Point Alternative Income Fund - Investor Class (c)	421,688	$3,605,430

Equity Fund - 25.87%
Crow Point Small-Cap Growth Fund - Institutional Class (a) (c)	723,142	5,582,652
LS Opportunity Fund	30,769	447,998
RVX Emerging Markets Equity Fund - Institutional Class (c)	331,642	2,865,383
		8,896,033

TOTAL MUTUAL FUNDS (Cost $13,348,523)		12,501,463

HEDGE FUND - 11.19%

ACA Master Select Fund LP (a) (e)	36,932	3,846,960

TOTAL HEDGE FUND (Cost $3,771,057)		3,846,960

BONDS & NOTES - 2.80%	Principal Amount

ASSET BACKED SECURITIES - 0.03%

Commercial MBS - 0.03%
Morgan Stanley Capital I Trust 2006-IQ11, 6.278%, due 10/15/2042 (b) (d)	$9,991	9,993

Home Equity ABS - 0.00%
RASC Series 2003-KS4 Trust, 3.87%, due 05/25/2033 (b)	721	731

TOTAL ASSET BACKED SECURITIES (Cost $10,922)		10,724

SENIOR LOANS - 2.77%

CCS-CMGC Holdings, Inc., 7.544% (Coupon rate 5.50% + 1 Month LIBOR rate), due 10/1/2025 (g)	248,125	244,817
Concrete Pumping Holdings, Inc., 8.087% (Coupon rate 6.00% + 3 Month LIBOR rate), due 12/6/2025 (g)	243,750	239,180
Fogo de Chao LLC, 6.294% (Coupon rate 4.25% + 1 Month LIBOR rate), due 4/5/2025 (g)	241,030	241,633
LightstoneHoldco LLC Term B, 5.794% (Coupon rate 3.75% + 1 Month LIBOR rate), due 1/30/2024 (g)	225,932	216,294
LightstoneHoldco LLC Term C, 5.794% (Coupon rate 3.75% + 1 Month LIBOR rate), due 1/30/2024 (g)	12,743	12,199
		954,123

TOTAL SENIOR LOANS (Cost $949,119)		954,123

TOTAL BONDS & NOTES (Cost $960,041)		964,847

PARTNERSHIPS - 19.85%	Shares

Cedar Fair LP	1,995	116,428
Galaxy Plus Fund - Cane Global Macro Feeder Fund (546) LLC (a) (i)	5,000,000	5,263,191
Global Partners LP (b)	20,032	392,828
K-20 Education Partners LP (a) (h)	1,000,000	1,053,985
		6,826,432

TOTAL PARTNERSHIPS (Cost $6,501,337)		6,826,432

EAS CROW POINT ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2019	ANNUAL REPORT

PUT OPTIONS PURCHASED - 0.00%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration	Value

Amarin Corp. PLC - ADR	170	$204,000	$12.00	10/18/2019	$850
TOTAL PUT OPTIONS PURCHASED (Cost $6,120)					850

SHORT-TERM INVESTMENT - 4.93%	Shares

Federated Government Obligations Fund - Institutional Class, 1.85% (f)	1,693,938	1,693,938

TOTAL SHORT-TERM INVESTMENT (Cost $1,693,938)		1,693,938

TOTAL INVESTMENTS (Cost $33,549,152) – 95.29%		32,769,439

SECURITIES SOLD SHORT (Proceeds $1,645,126) - (4.62%)		(1,589,432)

OPTIONS WRITTEN (Premiums received $340) - (0.00%)		(340)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 9.33%		3,210,098

NET ASSETS - 100%		$34,389,765

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for put options written and securities sold short.

(c) Affiliated investment company.

(d) Variable rate security - Interest rate shown represents the rate on September 30, 2019.

(e) Private equity fund purchased on March 1, 2016 that invests in the DCM Multi-Manager Fund, LLC (Series A) and the DCM Multi-Manager Fund, LLC (Series D). Redemptions may be made monthly upon 30 days written notice. There were no unfunded commitments as of September 30, 2019.  This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

(f) Rate shown represents the 7-day effective yield at September 30, 2019, is subject to change and resets daily.

(g) Variable or step coupon security - Interest rate shown represents the rate on September 30, 2019. The 3 Month and 1 Month LIBOR rates were 2.085% and 2.016%, respectively, on September 30, 2019.

(h) Private equity fund purchased on February 11, 2019 that seeks to capture the opportunity presented by the education sector by investing long and short in a concentrated portfolio of public and private equity and debt securities. Withdrawals may be made quarterly upon 45 days written notice, commencing 12 months after making the initial capital contribution.  There were no unfunded commitments as of September 30, 2019. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

(i) Private equity fund purchased on December 5, 2018 by the CPAS Fund Ltd., a wholly owned subsidiary of the EAS Crow Point Alternatives Fund (See Note 2). The private equity fund serves as a platform for a variety of third-party professional investment advisers in an investment environment that facilitates access to varying investment and trading strategies with the different investment advisers. Withdraws can be made as of: (i) the first business day of any calendar month; or (ii) as of each Monday, except in instances in which the Monday is the first business day before or after a calendar month-end. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.

1 Each option contract is equivalent to 100 shares of the underlying common stock.  All options are non-income producing.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
September 30, 2019	ANNUAL REPORT

SECURITIES SOLD SHORT - (4.62)%

COMMON STOCK - (4.38)%	Shares	Value

Auto Manufacturers - (2.80)%
Tesla, Inc.	4,000	$963,480

Banks - (0.43)%
Bank of New York Mellon Corp.	461	20,842
Bank of Nova Scotia	322	18,306
Canadian Imperial Bank of Commerce	93	7,678
Goldman Sachs Group, Inc.	93	19,272
Hanmi Financial Corp.	1,375	25,823
Itau Unibanco Holding SA - ADR	1,388	11,673
Regions Financial Corp.	916	14,491
Sumitomo Mitsui Financial Group, Inc. - ADR	4,632	31,683
		149,768
Computers - (0.08)%
Accenture PLC - Class A	138	26,544

Diversified Financial Services - (0.06)%
Evercore, Inc.	276	22,108

Internet - (0.91)%
Netflix, Inc.	1,165	311,777

Oil & Gas - (0.10)%
Exxon Mobil Corp.	464	32,763

TOTAL COMMON STOCK (Proceeds $1,561,152)		1,506,440

EXCHANGE TRADED FUNDS - (0.24)%

Equity Funds - (0.24)%
iShares China Large-Cap ETF	693	27,581
iShares MSCI Japan ETF	463	26,271
SPDR S&P Regional Banking ETF	552	29,140
		82,992

TOTAL EXCHANGE TRADED FUNDS (Proceeds $83,974)		82,992

TOTAL SECURITIES SOLD SHORT (Proceeds $1,645,126)		$1,589,432

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

EAS CROW POINT ALTERNATIVES FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS - WRITTEN OPTIONS

September 30, 2019	ANNUAL REPORT

OPTIONS WRITTEN - (0.00)%
		Notional	Exercise
PUT OPTIONS WRITTEN - (0.00)%	Contracts [1]	Amount	Price	Expiration	Value

Amarin Corp. PLC - ADR	170	$170,000	$10.00	10/18/2019	$340
TOTAL PUT OPTIONS WRITTEN (Premiums received $340)					340

TOTAL OPTIONS WRITTEN (Premiums received $340)					$340

1 Each option contract is equivalent to 100 shares of the underlying common stock.  All options are non-income producing.

ADR - American Depositary Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

CROW POINT GLOBAL TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS
September 30, 2019	ANNUAL REPORT

CLOSED-END FUNDS - 7.10%	Shares	Value

Eaton Vance Limited Duration Income Fund (b)	30,570	$382,125
MFS Multimarket Income Trust (b)	46,250	273,337
Royce Value Trust, Inc.	72,750	1,001,040

TOTAL CLOSED-END FUNDS (Cost $1,682,805)		1,656,502

EXCHANGE TRADED FUNDS - 72.11%

Debt Funds - 13.48%
iShares Core U.S. Aggregate Bond ETF	5,000	565,850
iShares Floating Rate Bond ETF (b)	11,100	565,767
SPDR Bloomberg Barclay’s High Yield Bond ETF	9,432	1,025,636
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	30,000	990,000
		3,147,253
Equity Funds - 58.63%
iShares Core MSCI Emerging Markets ETF	19,970	978,929
iShares Core S&P Small-Cap ETF	25,000	1,946,000
iShares Edge MSCI USA Value Factor ETF	8,000	656,320
iShares MSCI ACWI ETF	41,900	3,090,125
iShares MSCI Europe Financials ETF	57,910	1,019,216
iShares MSCI Germany ETF	37,479	1,008,560
iShares MSCI Netherlands ETF	16,972	532,242
SPDR S&P 500 ETF Trust (b)	15,000	4,451,550
		13,682,942

TOTAL EXCHANGE TRADED FUNDS (Cost $16,328,580)		16,830,195

MUTUAL FUNDS - 2.75%

Equity Fund - 2.75%
RVX Emerging Markets Equity Fund - Institutional Class (a) (d)	74,369	642,550

TOTAL MUTUAL FUNDS (Cost $741,382)		642,550

BONDS & NOTES - 0.07%	Principal Amount

Asset Backed Securities - 0.04%
Countrywide Asset-Backed Certificates, 4.686%, due 10/25/2017 (b) (e)	$2,330	2,423
Equity One Mortgage Pass-Through Trust 2003-4, 4.326%, 10/25/2034 (b) (e)	5,950	6,105
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033 (b)	901	914
Total Asset Backed Securities (Cost $8,971)		9,442

Mortgage Backed Securities - 0.03%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036 (b)	2,776	2,722
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.259%, 09/25/2036 (b) (e)	7,962	3,737
Total Mortgage Backed Securities (Cost $6,151)		6,459

TOTAL BONDS & NOTES (Cost $15,122)		15,901

CROW POINT GLOBAL TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS
September 30, 2019	ANNUAL REPORT

PARTNERSHIP - 12.35%	Shares	Value

K-20 Partners Fund, LP (a) (f)	2,750,000	$2,881,337

TOTAL PARTNERSHIP (Cost $2,750,000)		2,881,337

OPTIONS PURCHASED - 0.36%

CALL OPTIONS PURCHASED - 0.18%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration

iPath Series B S&P 500 VIX Short-Term Futures ETN	100	$220,000	$22.00	10/18/2019	23,700
iPath Series B S&P 500 VIX Short-Term Futures ETN	200	$500,000	$25.00	10/18/2019	19,200
					42,900

TOTAL CALL OPTIONS PURCHASED (Cost $40,548)					42,900

PUT OPTIONS PURCHASED - 0.18%

iShares 20+ Year Treasury Bond ETF	120	$1,704,000	$142.00	12/20/2019	41,400

TOTAL PUT OPTIONS PURCHASED (Cost $50,670)					41,400

TOTAL OPTIONS PURCHASED (Cost $91,218)					84,300

SHORT-TERM INVESTMENT - 4.56%

Federated Government Obligations Fund - Institutional Class, 1.85% (c)				1,064,945	1,064,945

TOTAL SHORT-TERM INVESTMENT (Cost $1,064,945)					1,064,945

TOTAL INVESTMENTS (Cost $22,674,052) – 99.30%					23,175,730

SECURITIES SOLD SHORT (Proceeds $1,493,479) - (6.25%)					(1,457,457)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 6.95%					1,621,632

NET ASSETS - 100%					$23,339,905

(a) Non-income producing security.
(b) All or a portion of the security is segregated as collateral for securities sold short.
(c) Rate shown represents the 7-day effective yield at September 30, 2019, is subject to change and resets daily.
(d) Affiliated investment company.
(e) Variable rate security - Interest rate shown represents the rate on September 30, 2019.
(f) Private equity fund purchased on February 11, 2019, April 11, 2019 and July 19, 2019 that seeks to capture the opportunity presented by the education sector by investing long and short in a concentrated portfolio of public and private equity and debt securities. Withdrawals may be made quarterly upon 45 days written notice, commencing 12 months after making the initial capital contribution. There were no unfunded commitments as of September 30, 2019. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.
[1] Each option contract is equivalent to 100 shares of the underlying ETF/ETN. All options are non-income producing.

ETF - Exchange Traded Fund
ETN - Exchange Traded Note
LP - Limited Partnership

The accompanying notes are an integral part of these financial statements.

CROW POINT GLOBAL TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
September 30, 2019	ANNUAL REPORT

SECURITIES SOLD SHORT - (6.25)%

COMMON STOCK - (1.14)%	Shares	Value

Auto Manufacturers - (1.14)%
Tesla, Inc.	1,100	$264,957

TOTAL COMMON STOCK (Proceeds $297,611)		264,957

EXCHANGE-TRADED FUNDS - (5.11)%

Equity Fund - (5.11)%
iShares Edge MSCI USA Momentum Factor ETF	10,000	1,192,500

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $1,195,868)		1,192,500

TOTAL SECURITIES SOLD SHORT (Proceeds $1,493,479)		$1,457,457

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2019	ANNUAL REPORT

PREFERRED STOCK - 0.51%	Shares	Value

Banks - 0.41%
Bank of America Corp., 6.20%	1,900	$49,115

Diversified Financial Services - 0.10%
Legg Mason, Inc., 6.375%	400	11,136

TOTAL PREFERRED STOCK (Cost $60,843)		60,251

CLOSED-END FUNDS - 8.12%

Eaton Vance Limited Duration Income Fund	35,475	443,437
MFS Multimarket Income Trust	30,500	180,255
Royce Value Trust, Inc.	25,000	344,000
		967,692

TOTAL CLOSED END FUNDS (Cost $1,006,827)		967,692

EXCHANGE-TRADED FUNDS - 35.74%

Debt Funds - 35.74%
Invesco Senior Loan ETF (b)	35,000	790,650
iShares 0-5 Year High Yield Corporate Bond ETF	2,140	99,489
iShares Core U.S. Aggregate Bond ETF (b)	10,000	1,131,700
iShares JP Morgan EM Local Currency Bond ETF	7,500	331,575
SPDR Bloomberg Barclay’s High Yield Bond ETF (b)	8,000	869,920
SPDR Portfolio Short Term Corporate Bond ETF	3,250	100,263
VanEck Vectors Fallen Angel High Yield Bond ETF	15,000	439,800
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	15,000	495,000
		4,258,397

TOTAL EXCHANGE-TRADED FUNDS (Cost $4,262,245)		4,258,397

BONDS & NOTES - 38.61%	Principal Amount

Asset Backed Securities - 2.53%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-11, 5.083%, due 12/25/2033 (d)	$1,467	1,490
Countrywide Asset-Backed Certificates, 4.686%, due 10/25/2017 (d)	6,991	7,270
Equity One Mortgage Pass-Through Trust 2003-4, 4.326%, due 10/25/2034 (d)	17,851	18,316
Fremont Home Loan Trust 2005-B, 2.723% (Coupon rate 0.71% + 1 Month LIBOR rate), due 04/25/2035 (d)	40,064	40,139
GE Capital Mortgage Services, Inc. 1999-HE1 Trust, 6.265%, due 04/25/2029	684	700
RAMP Series 2005-RS1 Trust, 4.713%, due 11/25/2034	978	982
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033	2,704	2,741
Structured Asset Securities Corp. Mortgage Loan Trust 2006-AM1, 2.178% (Coupon rate 0.34% + 1 Month LIBOR rate), due 04/25/2036 (d)	37,208	37,171
Structured Asset Securities Corp. Mortgage Loan Trust 2006-WF1, 2.528% (Coupon rate 0.16% + 1 Month LIBOR rate), due 02/25/2036 (d)	193,024	193,130
Total Asset Backed Securities (Cost $275,836)		301,939

Corporate Bonds - 35.89%

Airlines - 2.57%
Continental Airlines 2007-1 Class B Pass Through Trust, 6.903%, due 10/19/2023	100,028	103,489
Delta Air Lines, Inc., 3.400%, due 04/19/2021	200,000	202,793
		306,282

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2019	ANNUAL REPORT

BONDS & NOTES - 38.61% (continued)	Principal Amount	Value

Corporate Bonds - 35.89% (continued)

Auto Manufacturers - 1.69%
Ford Motor Credit Co. LLC, 3.336%, due 03/18/2021	$200,000	$200,934

Banks - 3.02%
CIT Group, Inc., 5.000%, due 08/01/2023	150,000	159,750
Deutsche Bank AG/New York, NY, 2.700%, due 07/13/2020	200,000	199,591
		359,341
Chemicals - 2.61%
Methanex Corp., 3.250%, due 12/15/2019	100,000	100,197
Olin Corp., 5.500%, due 08/15/2022	200,000	211,000
		311,197
Commercial Services - 2.16%
Service Corp. International, 5.375%, due 05/15/2024	250,000	258,010

Computers - 2.10%
EMC Corp., 3.375%, due 06/01/2023	250,000	250,025

Diversified Financial Services - 4.79%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.500%, due 05/15/2021	200,000	206,476
Aircastle Ltd., 4.400%, due 09/25/2023	200,000	210,384
Ally Financial, Inc., 4.125%, due 02/13/2022	150,000	153,375
		570,235
Electric - 1.67%
Edison International, 2.125%, due 04/15/2020	200,000	199,610

Electronics - 1.79%
ADT Security Corp., 6.250%, due 10/15/2021	200,000	213,000

Insurance - 1.30%
Radian Group, Inc., 4.500%,due 10/01/2024	150,000	154,500

Internet - 1.33%
Netflix, Inc., 5.500%, due 02/15/2022	150,000	159,000

Mining - 1.67%
Freeport-McMoRan, Inc., 3.550%, due 03/01/2022	198,000	198,495

Oil & Gas - 3.90%
Petrobras Global Finance BV, 5.375%, due 01/27/2021	250,000	258,375
Petroleos Mexicanos, 5.500%, due 01/21/2021	200,000	205,976
		464,351
REITS - 4.41%
Equinix, Inc., 5.375%, 04/01/2023	200,000	204,440
Iron Mountain, Inc., 6.000%, due 08/15/2023	100,000	102,360
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, due 05/01/2024	200,000	219,250
		526,050
Telecommunications - 0.88%
CenturyLink, Inc., 5.800%, due 03/15/2022	100,000	105,375

Total Corporate Bonds (Cost $4,253,285)		4,276,405

Mortgage Backed Securities - 0.19%
Adjustable Rate Mortgage Trust 2005-5, 2.578% (Coupon rate 0.28% + 1 Month LIBOR rate), due 09/25/2035 (d)	3,361	3,360
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036	8,315	8,152
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.259%, due 09/25/2036 (d)	23,885	11,210
Total Mortgage Backed Securities (Cost $21,578)		22,722

TOTAL BONDS & NOTES (Cost $4,550,699)		4,601,066

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2019	ANNUAL REPORT

PARTNERSHIP - 11.08%	Shares	Value

K-20 Education Partners LP (a) (e)	1,261,250	$1,319,721

TOTAL PARTNERSHIP (Cost $1,261,250)		1,319,721

OPTIONS PURCHASED - 0.31%

CALL OPTIONS PURCHASED - 0.18%		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration

iPath Series B S&P 500 VIX Short-Term Futures ETN	50	$110,000	$22.00	10/18/2019	11,850
iPath Series B S&P 500 VIX Short-Term Futures ETN	100	$250,000	$25.00	10/18/2019	9,600
TOTAL CALL OPTIONS PURCHASED (Cost $22,766)					21,450

PUT OPTIONS PURCHASED - 0.13%

iShares 20+ Year Treasury Bond ETF	45	$639,000	$142.00	12/20/2019	15,525

TOTAL PUT OPTIONS PURCHASED (Cost $18,992)					15,525

TOTAL OPTIONS PURCHASED (Cost $41,758)					36,975

SHORT-TERM INVESTMENT - 5.15%

Federated Government Obligations Fund - Institutional Class, 1.85% (c)				613,993	613,993

TOTAL SHORT-TERM INVESTMENT (Cost $613,993)					613,993

TOTAL INVESTMENTS (Cost $11,797,615) - 99.52%					11,858,095

SECURITIES SOLD SHORT (Proceeds $275,996) - (2.22%)					(264,364)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 2.70%					321,871

NET ASSETS - 100%					$11,915,602

(a) Non-income producing security.
(b) All or a portion of the security is segregated as collateral for securities sold short.
(c) Rate shown represents the 7-day effective yield at September 30, 2019, is subject to change and resets daily.
(d) Variable rate security - Interest rate shown represents the rate on September 30, 2019.
(e) Private equity fund purchased on February 11, 2019, April 11, 2019 and July 19, 2019 that seeks to capture the opportunity presented by the education sector by investing long and short in a concentrated portfolio of public and private equity and debt securities. Withdrawals may be made quarterly upon 45 days written notice, commencing 12 months after making the initial capital contribution. There were no unfunded commitments as of September 30, 2019. This investment is valued using the practical expedient. For more information on the practical expedient, please refer to the security valuation section on Note 3 of the accompanying notes to the financial statements.
[1] Each option contract is equivalent to 100 shares of the underlying ETN/ETF. All options are non-income producing.

ETF - Exchange Traded Fund
ETN - Exchange Traded Note
LP - Limited Partnership
REITS - Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

CROW POINT ALTERNATIVE INCOME FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
September 30, 2019	ANNUAL REPORT

SECURITIES SOLD SHORT - (2.22)%

COMMON STOCK - (0.46)%	Shares	Value

Auto Manufacturers - (0.46)%
Tesla, Inc.	225	$54,196

TOTAL COMMON STOCK (Proceeds $61,117)		54,196

EXCHANGE-TRADED FUNDS - (1.76)%

Debt Fund - (1.76)%
iShares Core S&P Small-Cap ETF	2,700	210,168

TOTAL EXCHANGE-TRADED FUNDS (Proceeds $214,879)		210,168

TOTAL SECURITIES SOLD SHORT (Proceeds $275,996)		$264,364

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

CROW POINT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2019	ANNUAL REPORT

	EAS Crow Point Alternatives Fund (a)	Crow Point Global Tactical Allocation Fund	Crow Point Alternative Income Fund
Assets:
Investment securities:
Unaffiliated Securities at Cost	$20,626,918	$21,932,670	$11,797,615
Affiliated Securities at Cost	12,922,234	741,382	—
Total Securities at Cost	33,549,152	22,674,052	11,797,615
Unaffiliated Securities at Value	20,715,974	22,533,180	11,858,095
Affiliated Securities at Value	12,053,465	642,550	—
Deposits at broker	2,637,366	1,584,546	260,492
Due from adviser	71,899	8,319	12,407
Due from administrator	—	792	—
Receivables:
Interest	22,013	1,328	56,561
Dividends	14,423	20,754	736
Investment securities sold	492,093	—	—
Prepaid expenses and other assets	24,045	8,303	3,229
Total assets	36,031,278	24,799,772	12,191,520

Liabilities:
Securities sold short and options written:
Proceeds from securities sold short	1,645,126	1,493,479	275,996
Premiums received from options written	340	—	—
Total proceeds and premiums from securities sold short and options written	1,645,466	1,493,479	275,996
Securities sold short at value	1,589,432	1,457,457	264,364
Options written at value	340	—	—
Total securities sold short and options written at value	1,589,772	1,457,457	264,364
Payables:
Investment securities purchased	29,573	—	—
Dividend expense from securities sold short	319	—	—
Accrued distribution (12b-1) fees	1,591	210	5,948
Due to administrator	15,951	—	2,656
Accrued expenses	4,307	2,200	2,950
Total liabilities	1,641,513	1,459,867	275,918
Net Assets	$34,389,765	$23,339,905	$11,915,602

Sources of Net Assets:
Paid-in capital	$36,424,010	$23,715,066	$13,250,169
Total accumulated losses	(2,034,245)	(375,161)	(1,334,567)
Total Net Assets	$34,389,765	$23,339,905	$11,915,602

Investor Class Shares:
Net assets	$1,616,941	$550,751	$11,872,581
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	178,953	61,478	1,391,451
Net Asset Value, Offering and Redemption Price Per Share	$9.04	$8.96	$8.53

Institutional Class Shares:
Net assets	$32,772,824	$22,789,154	$43,021
Shares Outstanding ($0 par value, Unlimited shares of beneficial interest authorized)	3,586,379	2,520,085	5,036
Net Asset Value, Offering and Redemption Price Per Share	$9.14	$9.04	$8.54

(a) Amounts for the EAS Crow Point Alternatives Fund are consolidated.

The accompanying notes are an integral part of these financial statements.

CROW POINT FUNDS
STATEMENTS OF OPERATIONS

September 30, 2019	ANNUAL REPORT

	EAS Crow Point Alternatives Fund (a)	Crow Point Global Tactical Allocation Fund		Crow Point Alternative Income Fund

	For the	For the		For the
	Year Ended	Year Ended		Year Ended
	September 30, 2019	September 30, 2019		September 30, 2019

Investment income:
Dividends (net of foreign withholding taxes of $7,831, $8,828 and $0, respectively)	$120,218	$372,326		$295,937
Dividends from affiliated funds	94,523	32,938		—
Interest	125,805	53,986		115,048
Total investment income	340,546	459,250		410,985

Expenses:
Management fees (Note 7)	348,751	171,580		110,909
Distribution (12b-1) fees - Investor Class	4,973	2,708		27,620
Distribution (12b-1) fees - Class C	2,669	—		—
Accounting and transfer agent fees and expenses	171,556	109,577		75,243
Dividends on securities sold short	48,077	15,901		11,067
Miscellaneous	31,392	20,735		19,060
Registration and filing fees	31,367	18,702		12,599
Legal fees	34,155	37,349		41,633
Trustee fees and expenses	23,814	22,478		24,895
Audit fees	21,020	22,353		15,700
Pricing fees	18,411	14,500		11,218
Compliance officer fees	15,691	15,000		15,000
Non-12b-1 shareholder servicing expense	15,328	9,200		17,750
Custodian fees	14,619	7,691		4,733
Interest expense	4,213	2,527		1,369
Reports to shareholders	2,063	1,148		1,490
Insurance	2,006	1,323		1,847
Brokerage account fees	—	633		139
Total expenses	790,105	473,405		392,272
Less expense reimbursement:
Fees paid indirectly (Note 2)	(22,796)	(10,351)		—
Fees waived/reimbursed by Adviser	(127,652)	(181,052)		(123,012)
Fees waived by Adviser for affiliated holdings	(81,980)	(13,101)		(304)
Fees waived by administrator	(9,583)	(7,500)		(7,500)
Net expenses	548,094	261,401		261,456

Net investment income (loss)	(207,548)	197,849		149,529

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated Investments	(698,676)	(21,714	)(b)	58,598
Affiliated Investments	(98,388)	(16,234)		3,500
Foreign currency transactions	(9)	—		—
Options written	(55,922)	(182,683)		(63,790)
Securities sold short	764,167	35,026		(4,365)
Net realized loss on investments, foreign currency transactions, options written and securities sold short	(88,828)	(185,605)		(6,057)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(1,205,464)	(230,719)		(6,672)
Affiliated Investments	(1,529,363)	(41,725)		(3,500)
Foreign currency translations	(389)	(271)		—
Options written	2,600	(17,050)		(4,990)
Securities sold short	60,672	12,323		2,653
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, options written and securities sold short	(2,671,944)	(277,442)		(12,509)

Net loss on investments, foreign currency transactions, options written and securities sold short	(2,760,772)	(463,047)		(18,566)

Net increase (decrease) in net assets resulting from operations	$(2,968,320)	$(265,198)		$130,963

(a) Amounts for the EAS Crow Point Alternatives Fund are consolidated.
(b) Includes capital gains distributions from underlying investments of $13,280.

The accompanying notes are an integral part of these financial statements.

CROW POINT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2019	ANNUAL REPORT

	EAS Crow Point Alternatives Fund

	For the Year Ended September 30, 2019 (a)	For the Period Ended September 30, 2018 (b)	For the Year Ended April 30, 2018

Increase (decrease) in net assets from:
Operations:
Net investment loss	$(207,548)	$(146,839)	$(236,577)
Net realized gain (loss) from investments, foreign currency transactions, options written and securities sold short	(88,828)	1,070,359	1,553,918
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, options written and securities sold short	(2,671,944)	1,186,201	372,892
Net increase (decrease) in net assets resulting from operations	(2,968,320)	2,109,721	1,690,233

Distributions to shareholders from:
Total distributable earnings - Investor Class	(5,096)	—	(17,465	)(c)
Total distributable earnings - Class C	(2,318)	—	(458	)(c)
Total distributable earnings - Institutional Class	(85,577)	—	(113,800	)(c)
Total distributions	(92,991)	—	(131,723)

From shares of beneficial interest:
Proceeds from shares sold:
Investor Class	824,450	5,200	134,893
Class C	—	28,000	4,000
Institutional Class	10,284,109	17,498,537	9,960,572
Net asset value of shares issued in reinvestment of distributions to shareholders:
Investor Class	4,770	—	15,347
Class C	2,254	—	428
Institutional Class	70,014	—	111,539
Payments for shares redeemed:
Investor Class	(1,101,689)	(855,606)	(10,107,175)
Class C	(811,844)	(13,498)	(171,481)
Institutional Class	(4,928,962)	(6,069,711)	(9,310,754)
Increase (decrease) in net assets from transactions in shares of beneficial interest	4,343,102	10,592,922	(9,362,631)

Increase (decrease) in net assets	1,281,791	12,702,643	(7,804,121)

Net Assets:
Beginning of year/period	33,107,974	20,405,331	28,209,452

End of year/period	$34,389,765	$33,107,974 (d)	$20,405,331	(d)

Capital share activity:
Investor Class:
Shares Sold	91,363	546	14,767
Shares Reinvested	551	—	1,679
Shares Redeemed	(120,264)	(91,132)	(1,136,016)
Net decrease in shares of beneficial interest outstanding	(28,350)	(90,586)	(1,119,570)
Class C:
Shares Sold	—	2,950	446
Shares Reinvested	270	—	48
Shares Redeemed	(93,274)	(1,451)	(19,881)
Net increase (decrease) in shares of beneficial interest outstanding	(93,004)	1,499	(19,387)
Institutional Class:
Shares Sold	1,090,402	1,829,979	1,090,024
Shares Reinvested	8,020	—	12,111
Shares Redeemed	(526,780)	(631,396)	(1,009,516)
Net increase in shares of beneficial interest outstanding	571,642	1,198,583	92,619

(a) Amounts for the year ended September 30, 2019 are consolidated.
(b) Represents the period from May 1, 2018 through September 30, 2018.
(c) Current year presentation of distributions conforms with S-X Disclosure Simplification. Distributions for the year ended April 30, 2018 were $17,465, $458 and $113,800 from net investment income for Investor Class, Class C and Institutional Class, respectively, and have been consolidated to conform with S-X Disclosure Simplification.
(d) Includes $(102,853) and $(102,853) of accumulated net investment losses for the period ended September 30, 2018 and the year ended April 30, 2018, respectively. The SEC eliminated the requirement to disclose undistributed (accumulated) net investment income (loss) in 2018.

The accompanying notes are an integral part of these financial statements.

CROW POINT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2019	ANNUAL REPORT

	Crow Point Global Tactical Allocation Fund

	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	September 30, 2019	September 30, 2018 (a)	May 31, 2018

Increase (decrease) in net assets from:
Operations:
Net investment income	$197,849	$53,053	$139,407
Net realized gain (loss) from investments, foreign currency transactions, option written and securities sold short	(185,605)	160,637	1,062,097
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, options written and securities sold short	(277,442)	484,129	(313,584)
Net increase (decrease) in net assets resulting from operations	(265,198)	697,819	887,920

Distributions to shareholders from:
Total distributable earnings - Investor Class	(8,006)	—	(43,883	)(b)
Total distributable earnings - Institutional Class	(130,253)	—	(74,894	)(b)
Total distributions	(138,259)	—	(118,777)

From shares of beneficial interest:
Proceeds from shares sold:
Investor Class	30,200	100	1,040,198
Institutional Class	8,194,895	6,289,883	15,313,850
Net asset value of shares issued in reinvestment of distributions:
Investor Class	6,676	—	41,930
Institutional Class	22,321	—	46,699
Redemption fee proceeds:
Investor Class	—	—	1,773
Institutional Class	—	302	3,348
Payments for shares redeemed:
Investor Class	(1,168,742)	(764,684)	(3,407,587)
Institutional Class	(1,502,898)	(413,683)	(9,490,978)

Increase in net assets from transactions in shares of beneficial interest	5,582,452	5,111,918	3,549,233

Increase in net assets	5,178,995	5,809,737	4,318,376

Net Assets:
Beginning of year/period	18,160,910	12,351,173	8,032,797

End of year/period	$23,339,905	$18,160,910 (c)	$12,351,173	(c)

Capital share activity:
Investor Class:
Shares Sold	3,294	11	121,704
Shares Reinvested	819	—	4,844
Shares Redeemed	(131,405)	(86,513)	(385,679)
Net decrease in shares of beneficial interest outstanding	(127,292)	(86,502)	(259,131)
Institutional Class:
Shares Sold	911,915	700,675	1,734,305
Shares Reinvested	2,732	—	5,281
Shares Redeemed	(165,179)	(46,255)	(1,050,506)
Net increase in shares of beneficial interest outstanding	749,468	654,420	689,080

(a) Represents the period from June 1, 2018 through September 30, 2018.
(b) Current year presentation of distributions conforms with S-X Disclosure Simplification. Distributions for the year ended May 31, 2018 were $43,883 and $74,894 from net investment income for the Investor Class and Institutional Class, respectively, and have been consolidated to conform with S-X Disclosure Simplification.
(c) Includes $73,120 and $14,935 of undistributed net investment income for the period ended September 30, 2018 and year ended May 31, 2018, respectively. The SEC eliminated the requirement to disclose undistributed (accumulated) net investment income (loss) in 2018.

The accompanying notes are an integral part of these financial statements.

CROW POINT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

September 30, 2019	ANNUAL REPORT

	Crow Point Alternative Income Fund

	For the	For the
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018

Increase (decrease) in net assets from:
Operations:
Net investment income	$149,529	$13,517
Net realized gain (loss) from investments, foreign currency transactions, options written and securities sold short	(6,057)	329,150
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, options written and securities sold short	(12,509)	(27,579)
Net increase in net assets resulting from operations	130,963	315,088

Distributions to shareholders from:
Total distributable earnings - Investor Class	(26,240)	(18,527	)(a)
Total distributions	(26,240)	(18,527)

From shares of beneficial interest:
Proceeds from shares sold:
Investor Class	4,038,174	14,624,493
Institutional Class	75,000	—
Net asset value of shares issued in reinvestment of distributions:
Investor Class	14,311	12,755
Institutional Class	—	—
Payments for shares redeemed:
Investor Class	(2,265,361)	(12,799,380)
Institutional Class	(34,000)	—
Increase in net assets from transactions in shares of beneficial interest	1,828,124	1,837,868

Increase in net assets	1,932,847	2,134,429

Net Assets:
Beginning of year	9,982,755	7,848,326

End of year	$11,915,602	$9,982,755	(b)

Capital share activity:
Investor Class:
Shares Sold	476,334	1,746,456
Shares Reinvested	1,796	1,509
Shares Redeemed	(269,703)	(1,511,960)
Net increase in shares of beneficial interest outstanding	208,427	236,005
Institutional Class:
Shares Sold	9,036	—
Shares Redeemed	(4,000)	—
Net increase in shares of beneficial interest outstanding	5,036	—

(a)  Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions for the year ended September 30, 2018 were $18,527 from net investment income for the Investor Class and have been consolidated to conform with S-X Disclosure Simplification.

(b)  Includes $(13,991) of accumulated net investment loss for the year ended September 30, 2018. The SEC eliminated the requirement to disclose undistributed (accumulated) net investment income (loss) in 2018.

The accompanying notes are an integral part of these financial statements.

CROW POINT FUNDS
FINANCIAL HIGHLIGHTS

September 30, 2019	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the years or period indicated.

	EAS Crow Point Alternatives Fund

	Investor Class
	For the		For the		For the		For the	For the	For the
	Year Ended		Period Ended		Year Ended		Year Ended	Year Ended	Year Ended
	September 30, 2019 (a)		September 30, 2018 (b)		April 30, 2018		April 30, 2017	April 30, 2016	April 30, 2015

Net Asset Value, Beginning of Year/Period	$9.92		$9.20		$8.64		$8.59	$9.18	$8.85

Investment Operations:
Net investment income (loss) (1)	(0.08)		(0.06)		(0.11)		(0.02)	0.08	0.09
Net realized and unrealized gain (loss) on investments	(0.77)		0.78		0.71		0.09	(0.62)	0.33
Total from investment operations	(0.85)		0.72		0.60		0.07	(0.54)	0.42

Distributions:
From net investment income	—		—		(0.04)		(0.02)	(0.06)	(0.09)
From net realized capital gains	(0.03)		—		—		—	—	—
Total distributions	(0.03)		—		(0.04)		(0.02)	(0.06)	(0.09)

Paid in capital from redemption fees	—		—		—		0.00 (7)	0.01	0.00 (7)

Net Asset Value, End of Year/Period	$9.04		$9.92		$9.20		$8.64	$8.59	$9.18

Total Return (2)	(8.61	)%(8)	7.83	%(5)	6.99	%(8)	0.80%	(5.75)%	4.78%

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$1,617		$2,056		$2,742		$12,253	$22,830	$11,122

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.49%		3.17	%(6)	3.54%		2.54%	3.20%	3.01%
After fees waived and expenses reimbursed	1.80%		2.11	%(6)	2.26%		2.18%	2.62%	2.83%

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	2.34%		2.78	%(6)	3.00%		2.31%	2.53%	2.12%
After fees waived and expenses reimbursed	1.65%		1.72	%(6)	1.71%		1.95%	1.95%	1.95%

Ratios of net investment income (loss) to average net assets (3) (4)	(0.82)%		(1.53	)%(6)	(1.27)%		(0.19)%	0.86%	1.02%

Portfolio turnover rate	147%		66	%(5)	165%		138%	149%	136%

(a)	Amounts for the year ended September 30, 2019 are consolidated.
(b)	Represents the period from May 1, 2018 through September 30, 2018.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable sales loads/redemption fees.
(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized
(6)	Annualized
(7)	Resulted in less than $0.01 per share.
(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CROW POINT FUNDS
FINANCIAL HIGHLIGHTS

September 30, 2019	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the years or period indicated.

	EAS Crow Point Alternatives Fund

	Institutional Class
	For the		For the		For the		For the	For the	For the
	Year Ended		Period Ended		Year Ended		Year Ended	Year Ended	Year Ended
	September 30, 2019 (a)		September 30, 2018 (b)		April 30, 2018		April 30, 2017	April 30, 2016	April 30, 2015

Net Asset Value, Beginning of Year/Period	$10.00		$9.28		$8.72		$8.65	$9.24	$8.90

Investment Operations:
Net investment income (loss) (1)	(0.05)		(0.05)		(0.08)		0.01	0.10	0.12
Net realized and unrealized gain (loss) on investments	(0.78)		0.77		0.71		0.10	(0.61)	0.33
Total from investment operations	(0.83)		0.72		0.63		0.11	(0.51)	0.45

Distributions:
From net investment income	—		—		(0.07)		(0.04)	(0.08)	(0.11)
From net realized capital gains	(0.03)		—		—		—	—	—
Total distributions	(0.03)		—		(0.07)		(0.04)	(0.08)	(0.11)

Paid in capital from redemption fees	—		—		—		0.00 (8)	0.00 (8)	0.00 (8)

Net Asset Value, End of Year/Period	$9.14		$10.00		$9.28		$8.72	$8.65	$9.24

Total Return (2)	(8.34	)%(7)	7.76	%(5)	7.20	%(7)	1.25%	(5.50)%	5.13%

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$32,773		$30,160		$16,846		$15,024	$13,095	$18,089

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.24%		2.92	%(6)	3.19%		2.32%	3.13%	2.75%
After fees waived and expenses reimbursed	1.55%		1.86	%(6)	2.02%		1.97%	2.44%	2.58%

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	2.09%		2.53	%(6)	2.65%		2.04%	2.39%	1.87%
After fees waived and expenses reimbursed	1.40%		1.47	%(6)	1.46%		1.70%	1.70%	1.70%

Ratios of net investment income (loss) to average net assets (3) (4)	(0.57)%		(1.28	)%(6)	(0.91)%		0.07%	1.07%	1.28%

Portfolio turnover rate	147%		66	%(5)	165%		138%	149%	136%

(a)	Amounts for the year ended September 30, 2019 are consolidated.
(b)	Represents the period from May 1, 2018 through September 30, 2018.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable redemption fees.
(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized
(6)	Annualized
(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(8)	Resulted in less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CROW POINT FUNDS
FINANCIAL HIGHLIGHTS

September 30, 2019	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the years or period indicated.

	Crow Point Global Tactical Allocation Fund

	Investor Class
	For the		For the		For the	For the		For the	For the
	Year Ended		Period Ended		Year Ended	Year Ended		Year Ended	Year Ended
	September 30, 2019		September 30, 2018 (a)		May 31, 2018	May 31, 2017		May 31, 2016	May 31, 2015

Net Asset Value, Beginning of Year/Period	$9.18		$8.81		$8.33	$8.20		$9.81	$10.35

Investment Operations:
Net investment income (1)	0.09		0.02		0.12	0.32		0.39	0.53
Net realized and unrealized gain (loss) on investments	(0.27)		0.35		0.45	0.13		(1.18)	(0.56)
Total from investment operations	(0.18)		0.37		0.57	0.45		(0.79)	(0.03)

Distributions:
From net investment income	(0.04)		—		(0.09)	(0.21)		(0.27)	(0.48)
From return of capital	—		—		—	(0.11)		(0.57)	(0.03)
Total distributions	(0.04)		—		(0.09)	(0.32)		(0.84)	(0.51)

Paid in capital from redemption fees	—		0.00	(8)	—	0.00	(8)	0.02	0.00	(8)

Net Asset Value, End of Year/Period	$8.96		$9.18		$8.81	$8.33		$8.20	$9.81

Total Return (2)	(1.86	)%(10)	4.20	%(5)	6.86%	5.57	%(7)	(7.84)%	(0.24)%

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$551		$1,733		$2,425	$4,450		$11,133	$3,839

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.66%		2.94	%(6)	3.77%	3.68%		4.14%	3.21%
After fees waived and expenses reimbursed	1.57%		1.32	%(6)	1.32%	1.26%		1.29%	1.25	%(9)

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	2.57%		2.79	%(6)	3.67%	3.68%		4.10%	3.21%
After fees waived and expenses reimbursed	1.48%		1.17	%(6)	1.22%	1.26%		1.25%	1.25	%(9)

Ratios of net investment income to average net assets (3) (4)	1.00%		0.71	%(6)	1.38%	3.92%		4.53%	5.30%

Portfolio turnover rate	176%		73	%(5)	324%	101%		160%	113%

(a)	Represents the period from June 1, 2018 through September 30, 2018

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any. Total returns shown exclude the effect of applicable sales loads/redemption fees.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized
(6)	Annualized
(7)	As a result of a trade error, Crow Point Global Tactical Allocation Fund experienced a loss of $10,469 for the year ended May 31, 2017, which was reimbursed by the Adviser. There was no effect on total return due to the trade error.
(8)	Amount represents less than $0.01 per share.
(9)	Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.30% for the year ended May 31, 2015.
(10)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CROW POINT FUNDS
FINANCIAL HIGHLIGHTS

September 30, 2019	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the years or period indicated.

	Crow Point Global Tactical Allocation Fund

	Institutional Class
	For the Year Ended September 30, 2019		For the Period Ended September 30, 2018 (a)		For the Year Ended May 31, 2018	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016	For the Year Ended May 31, 2015

Net Asset Value, Beginning of Year/Period	$9.28		$8.89		$8.39	$8.26		$9.90	$10.44

Investment Operations:
Net investment income (1)	0.09		0.03		0.10	0.36		0.38	0.56
Net realized and unrealized gain (loss) on investments	(0.25)		0.36		0.49	0.11		(1.14)	(0.56)
Total from investment operations	(0.16)		0.39		0.59	0.47		(0.76)	—

Distributions:
From net investment income	(0.08)		—		(0.10)	(0.22)		(0.29)	(0.52)
From return of capital	—		—		—	(0.12)		(0.59)	(0.02)
Total distributions	(0.08)		—		(0.10)	(0.34)		(0.88)	(0.54)

Paid in capital from redemption fees	—		0.00	(8)	0.01	0.00	(8)	0.00 (8)	0.00	(8)

Net Asset Value, End of Year/Period	$9.04		$9.28		$8.89	$8.39		$8.26	$9.90

Total Return (2)	(1.68	)%(10)	4.39	%(5)	7.22%	5.82	%(7)	(7.61)%	0.06%

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$22,789		$16,428		$9,926	$3,583		$1,105	$6,223

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.41%		2.69	%(6)	3.55%	3.75%		4.88%	2.95%
After fees waived and expenses reimbursed	1.32%		1.07	%(6)	1.14%	1.05%		1.04%	1.00	%(9)

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	2.32%		2.54	%(6)	3.41%	3.75%		4.84%	2.95%
After fees waived and expenses reimbursed	1.23%		0.92	%(6)	1.00%	1.05%		1.00%	1.00	%(9)

Ratios of net investment income to average net assets (3) (4)	1.01%		0.96	%(6)	1.16%	4.36%		4.19%	5.55%

Portfolio turnover rate	176%		73	%(5)	324%	101%		160%	113%

(a)	Represents the period from June 1, 2018 through September 30, 2018

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any. Total returns shown exclude the effect of applicable redemption fees.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized
(6)	Annualized
(7)	As a result of a trade error, Crow Point Global Tactical Allocation Fund experienced a loss of $10,469 for the year ended May 31, 2017, which was reimbursed by the Adviser. There was no effect on total return due to the trade error.
(8)	Amount represents less than $0.01 per share.
(9)	Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.04% for the year ended May 31, 2015.
(10)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CROW POINT FUNDS
FINANCIAL HIGHLIGHTS

September 30, 2019	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the years indicated.

	Crow Point Alternative Income Fund

	Investor Class
	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

Net Asset Value, Beginning of Year	$8.44		$8.29	$8.44		$8.47	$8.84

Investment Operations:
Net investment income (1)	0.11		0.01	0.06		0.10	0.11
Net realized and unrealized gain (loss) on investments	—		0.15	(0.04)		0.04	(0.35)
Total from investment operations	0.11		0.16	0.02		0.14	(0.24)

Distributions:
From net investment income	(0.02)		(0.01)	(0.17)		(0.17)	(0.13)
Total distributions	(0.02)		(0.01)	(0.17)		(0.17)	(0.13)

Net Asset Value, End of Year	$8.53		$8.44	$8.29		$8.44	$8.47

Total Return (2)	1.31	%(6)	1.93%	0.32	%(5)	1.76%	(2.81)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$11,873		$9,983	$7,848		$6,691	$8,211

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	3.54%		3.34%	4.25%		3.67%	4.34%
After fees waived and expenses reimbursed	2.36%		2.26%	2.25%		2.27%	3.33%

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	3.43%		3.33%	4.24%		3.65%	3.26%
After fees waived and expenses reimbursed	2.25%		2.25%	2.25%		2.25%	2.25%

Ratios of net investment income to average net assets (3) (4)	1.35%		0.12%	0.76%		1.20%	1.21%

Portfolio turnover rate	169%		301%	268%		162%	999%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable redemption fees.
(3)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	As a result of a trade error, Crow Point Alternative Income Fund experienced a loss of $3,364 for the year ended September 30, 2017, which was reimbursed by the Adviser. There was no effect on total return due to the trade error.
(6)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CROW POINT FUNDS
FINANCIAL HIGHLIGHTS

September 30, 2019	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated.

	Crow Point Alternative Income Fund

	Institutional Class
	For the Period Ended September 30, 2019 (a)

Net Asset Value, Beginning of Period	$8.30

Investment Operations:
Net investment income (1)	0.07
Net realized and unrealized gain on investments(8)	0.17
Total from investment operations	0.24

Net Asset Value, End of Period	$8.54

Total Return (2)	2.89	%(5)(7)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$43

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	3.29	%(6)
After fees waived and expenses reimbursed	2.11	%(6)

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	3.18	%(6)
After fees waived and expenses reimbursed	2.00	%(6)

Ratios of net investment income to average net assets (3) (4)	1.42	%(6)

Portfolio turnover rate	169	%(5)

(a)	The Crow Point Alternative Income Fund Institutional Shares commenced operations on February 12, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable redemption fees.
(3)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized
(6)	Annualized
(7)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)

The amount of net realized and unrealized gain on investment per share for the period, does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

The accompanying notes are an integral part of these financial statements.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONSOLIDATED WHERE NOTED)

September 30, 2019

1.	ORGANIZATION

The EAS Crow Point Alternatives Fund (the “EAS Fund”) was organized on October 13, 2017, and the Crow Point Global Tactical Allocation Fund (the “Global Fund”), formerly the Crow Point Defined Risk Global Equity Income Fund, and the Crow Point Alternative Income Fund (the “Income Fund”) (collectively, the “Funds”) were organized on October 6, 2017 as separate diversified series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The EAS Fund’s investment objective is preservation and growth of capital. The Global Fund’s investment objective is to seek income with long-term growth of capital as a secondary objective. The Income Fund’s investment objective is to provide shareholders with above-average total returns over a complete market cycle primarily through capital appreciation and income generation. The Funds’ investment adviser is Crow Point Partners, LLC (the “Adviser”).

Each Fund offers two classes of shares, Investor Class and Institutional Class. The EAS Fund also offered Class C shares. Effective January 28, 2019, the Class A and Class I shares were renamed to Investor Class and Institutional Class, respectively, the EAS Fund’s Class C shares were exchanged for the EAS Fund’s Investor Class shares and the Class C shares are no longer offered for purchase. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)            Security Valuation – All investments in securities are recorded at their estimated fair value, as described in note 3.

b)            Short Sales – The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Funds cover their short positions, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, they will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its Custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

c)             Investment Companies – The Funds may invest in investment companies such as open-end funds (mutual funds), including exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) (also referred to as "Underlying Funds") subject to limitations as defined in the 1940 Act. Your cost of investing in the Funds will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Funds invest in addition to the Funds’ direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments' taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

d)            Options – The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer (seller) the obligation to buy the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, they will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss. If a put option written by the Funds is exercised, the cost of the purchase will be decreased by the net premium originally received.

e)            Wholly Owned Subsidiary – The EAS Fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest in one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swap contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the EAS Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the Adviser and acts as an investment vehicle in order to effect certain investments consistent with the EAS Fund’s investment objectives and policies specified in the EAS Fund’s prospectus and statement of additional information. The inception date of the Subsidiary was December 1, 2018. As of September 30, 2019, total net assets of the EAS Fund were $34,389,765, of which $5,263,191, or approximately 15.30%, represented the EAS Fund’s ownership of the shares of the Subsidiary.

f)             Federal Income Taxes – The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of their net investment company taxable income and net capital gains. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

As of and during year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax expenses. The Funds recognize interest and penalties, if any, related to unrecognized tax liability as income tax expense in the statements of operations. During the year ended September 30, 2019, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware state.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Funds to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax jurisdictions and certain state tax jurisdictions. As of and during the years ended April 30, 2016, April 30, 2017 and April 30, 2018, the period ended September 30, 2018 and the year ended September 30, 2019 for the EAS Fund; and the years ended May 31, 2016, May 31, 2017 and May 31, 2018, the period ended September 30, 2018 and the year ended September 30, 2019 for the Global Fund; and the years ended September 30, 2016 through September 30, 2019 for the Income Fund, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

g)            Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

h)            Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

i)             Other – Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income and expense are recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

(j)            Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust may be allocated equally across the Funds, or to the individual Funds based on each Funds relative net assets or another basis (as determined by the Board), whichever method is deemed appropriate as stated in the Trusts expense allocation policy. Expenses incurred specific to a particular Fund are allocated entirely to that Fund.

(k)            Commission Recapture – During the year ended September 30, 2019, certain Funds had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which the broker returned a portion of the Funds' brokerage commissions on the Funds' behalf. Such amounts, under such commission recapture agreement, are included in fees paid indirectly in the Funds’ Statements of Operations and were paid directly by the broker to the Funds. For the year ended September 30, 2019, the EAS Fund and the Global Fund received $22,796 and $10,351, respectively under this arrangement.

3.	SECURITIES VALUATIONS

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Fair Value Measurements

A description of the valuation techniques applied to the Trust's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

3.	SECURITIES VALUATIONS (continued)

Equity securities (common stock, ETFs, mutual funds and CEFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculations that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Independent Chairman and Trustee of the 360 Funds, along with the Trust’s Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issues or a request to change the methodology for manually pricing a security. In turn, the Independent Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

3.	SECURITIES VALUATIONS (continued)

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of September 30, 2019.

EAS Fund:

Financial Instruments – Assets

Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$6,424,510	$67,737	$—	$6,492,247
Hedge Fund measured at net asset value (2)	—	—	—	3,846,960
Exchange-Traded Funds (1)	414,863	—	—	414,863
Mutual Funds (1)	12,053,465	447,998	—	12,501,463
Closed-End Funds (1)	27,839	—	—	27,839
Asset Backed Securities	—	10,724	—	10,724
Partnerships	509,256	—	—	509,256
Partnerships measured at net asset value (2)	—	—	—	6,317,176
Put Options Purchased	850	—	—	850
Senior Loans	—	954,123	—	954,123
Short-Term Investment	1,693,938	—	—	1,693,938
Total Assets	$21,124,721	$1,480,582	$—	$32,769,439

Financial Instruments – Liabilities
Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$1,506,440	$—	$—	$1,506,440
Exchange-Traded Funds (1)	82,992	—	—	82,992
Put Options Written	340	—	—	340
Total Liabilities	$1,589,772	$—	$—	$1,589,772

(1)       For a detailed break-out of common stock, ETFs, CEFs and mutual funds by industry or asset class, please refer to the Consolidated Schedule of Investments.

(2)        In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

3.	SECURITIES VALUATIONS (continued)

Global Fund:

Financial Instruments – Assets

Security Classification	Level 1	Level 2	Level 3	Totals
Closed-End Funds (1)	$1,656,502	$—	$—	$1,656,502
Exchange-Traded Funds (1)	16,830,195	—	—	16,830,195
Mutual Funds (1)	642,550	—	—	642,550
Asset Backed Securities	—	9,442	—	9,442
Mortgage Backed Securities	—	6,459	—	6,459
Partnership measured at net asset value (2)	—	—	—	2,881,337
Call Options Purchased	42,900	—	—	42,900
Put Options Purchased	41,400	—	—	41,400
Short-Term Investment	1,064,945	—	—	1,064,945
Total Assets	$20,278,492	$15,901	$—	$23,175,730

Financial Instruments – Liabilities
Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$264,957	$—	$—	$264,957
Exchange-Traded Funds (1)	1,192,500	—	—	1,192,500
Total Liabilities	$1,457,457	$—	$—	$1,457,457

(1) For a detailed break-out of common stock, CEFs, ETFs and mutual funds by industry or asset class, please refer to the Schedule of Investments.

(2) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Income Fund: Financial Instruments – Assets
Security Classification	Level 1	Level 2	Level 3	Totals
Preferred Stock (1)	$60,251	$—	$—	$60,251
Closed-End Funds (1)	967,692	—	—	967,692
Exchange-Traded Funds (1)	4,258,397	—	—	4,258,397
Asset Backed Securities	—	301,939	—	301,939
Corporate Bonds (1)	—	4,276,405	—	4,276,405
Mortgage Backed Securities	—	22,722	—	22,722
Partnership measured at net asset value (2)	—	—	—	1,319,721
Call Options Purchased	21,450	—	—	21,450
Put Options Purchased	15,525	—	—	15,525
Short-Term Investment	613,993	—	—	613,993
Total Assets	$5,937,308	$4,601,066	$—	$11,858,095

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

3.	SECURITIES VALUATIONS (continued)

Financial Instruments – Liabilities
Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$54,196	$—	$—	$54,196
Exchange-Traded Funds (1)	210,168	—	—	210,168
Total Liabilities	$264,364	$—	$—	$264,364

(1) For a detailed break-out of common stock, preferred stock, ETFs, CEFs and corporate bonds by industry or asset class, please refer to the Schedule of Investments.

(2) In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of September 30, 2018	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019
Private Investment	$365,826	$150,000	$—	$(65,826)	$—	$(450,000)	$—	$—	$—
Total	$365,826	$150,000	$—	$(65,826)	$—	$(450,000)	$—	$—	$—

The Private Investment was sold on April 8, 2019.

4.	DERIVATIVES TRANSACTIONS

As of September 30, 2019, portfolio securities valued at $1,817,163, $2,720,980 and $1,705,751 were held in escrow by the custodian as collateral for securities sold short and options written by the EAS Fund, Global Fund and Income Fund, respectively.

As of September 30, 2019, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

EAS Fund:
Assets	Location	Equity Contracts
Put options purchased	Unaffiliated securities, at value	$850
Total Assets		$850

Liabilities	Location	Equity Contracts
Put options written	Options written, at value	$340
Total Liabilities		$340

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

4.	DERIVATIVES TRANSACTIONS (continued)

Global Fund:
Assets	Location	Equity Contracts
Call options purchased	Unaffiliated securities, at value	$42,900
Put options purchased	Unaffiliated securities, at value	41,400
Total Assets		$84,300

Income Fund:
Assets	Location	Equity Contracts
Call options purchased	Unaffiliated securities, at value	$21,450
Put options purchased	Unaffiliated securities, at value	15,525
Total Assets		$36,975

Realized and unrealized gains and losses on derivatives contracts entered into by the Funds during the year ended September 30, 2019, are recorded in the following locations in the Consolidated Statement of Operations for the EAS Fund and the Statements of Operations for the Global Fund and the Income Fund:

EAS Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(636,100)
Put options purchased	Unaffiliated Investments	102,712
Call options written	Options written	2,600
Put options written	Options written	—
		$(530,788)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$334,746
Put options purchased	Unaffiliated Investments	(148,174)
Call options written	Options written	(75,027)
Put options written	Options written	19,105
		$130,650

Global Fund:

Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$2,352
Put options purchased	Unaffiliated Investments	(5,679)
Call options written	Options written	4,477
Put options written	Options written	(21,527)
		$(20,377)

Crow Point Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

4.	DERIVATIVES TRANSACTIONS (continued)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(94,391)
Put options purchased	Unaffiliated Investments	49,807
Call options written	Options written	(181,277)
Put options written	Options written	(1,406)
		$(227,267)

Income Fund:
Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(1,316)
Put options purchased	Unaffiliated Investments	(928)
Call options written	Options written	(2,645)
Put option written	Options written	(2,345)
		$(7,234)

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$(13,397)
Put options purchased	Unaffiliated Investments	20,760
Call options written	Options written	(62,670)
Put options written	Options written	(1,120)
		$(56,427)

The amounts realized and changes in unrealized gains and losses on derivative instruments during the year ended September 30, 2019 as disclosed above and within the Consolidated Statement of Operations for the EAS Fund and Statements of Operations for the Global Fund and the Income Fund serve as indicators of the volume of derivative activity for the Funds.

5.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2019, aggregate purchases and sales of investment securities (excluding short-term investments) for the Fund were as follows:

	Purchases	Sales
EAS Fund	$48,378,241	$46,522,378
Global Fund	37,698,343	29,651,157
Income Fund	18,435,104	15,751,363

There were no Government securities purchased or sold during the period.

6.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Funds have ownership of at least 5% of the voting securities or of common management. Companies which are affiliates of the Funds at September 30, 2019, are noted in the EAS Fund’s Consolidated Schedule of Investments and the Global Fund’s Schedule of Investments. The Income Fund, Crow Point Small-Cap Growth Fund (the “Growth Fund”), Eagle Rock Floating Rate Fund (the “Eagle Rock Fund”) and RVX Emerging Markets Equity Fund (the “RVX Fund”) are mutual funds which are considered affiliates because they are also of common management of the Adviser.

Crow Point Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

6.        INVESTMENTS IN AFFILIATED COMPANIES (continued)

Transactions with affiliated companies during the year ended September 30, 2019 were as follows:

EAS Fund:	Value as of September 30, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of September 30, 2019	Income received
Income Fund	$4,156,271	$15,981	$38,178	$—	$(605,000)	$3,605,430	$9,422
Growth Fund	6,938,283	(30,730)	(1,449,901)	500,000	(375,000)	5,582,652	—
Eagle Rock Fund	2,267,010	(49,309)	(17,010)	304,453	(2,505,144)	—	52,703
RVX Fund	3,017,945	(34,330)	(100,630)	282,398	(300,000)	2,865,383	32,398
Total	$16,379,509	$(98,388)	$(1,529,363)	$1,086,851	$(3,785,144)	$12,053,465	$94,523

Global Fund:	Value as of September 30, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of September 30, 2019	Income received
RVX Fund	$670,676	$—	$(34,726)	$6,600	$—	$642,550	$6,600
Eagle Rock Fund	1,007,000	(16,234)	(6,999)	278,088	(1,261,855)	—	26,338
Total	$1,677,676	$(16,234)	$(41,725)	$284,688	$(1,261,855)	$642,550	$32,938

Income Fund:	Value as of September 30, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of September 30, 2019	Income received
Eagle Rock Fund	$503,500	$3,500	$(3,500)	$—	$(503,500)	$—	$—
Total	$503,500	$3,500	$(3,500)	$—	$(503,500)	$—	$—

Crow Point Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

7.         ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Funds have entered into Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser. Under the Advisory Agreements, the Adviser, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Funds’ current Prospectuses and Statements of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment advisor to the Funds and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with their investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

Under the terms of the Advisory Agreement with the Funds, the Adviser receives a monthly management fee equal to annual rates of the Funds’ net assets as follows:

Management Fee Rates
EAS Fund	1.00%
Global Fund	0.88%
Income Fund	1.00%

For the year ended September 30, 2019, the Adviser earned management fees as follows:

Management Fees
EAS Fund	$348,751
Global Fund	171,580
Income Fund	110,909

The Adviser has contractually agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on securities sold short and other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of such Funds’ business) to not more than 1.70% of the average daily net assets of each share class of the EAS Fund, 1.35% of the average daily net assets of each share class of the Global Fund and 2.00% of the average daily net assets of each share class of the Income Fund through January 31, 2020. These operating expense limitation agreements can be terminated only by, or with the consent of, the Board of Trustees.

Crow Point Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

7.         ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

For the year ended September 30, 2019, the Adviser waived advisory fees and reimbursed expenses as follows:

	Advisory Fees Waived	Expenses Reimbursed
EAS Fund	$127,652	$—
Global Fund	171,580	9,472
Income Fund	110,909	12,103

The Funds invested a portion of their assets in the Income Fund, Growth Fund, Eagle Rock Fund and RVX Fund, which are affiliated Funds (Note 6). As such, the Adviser has agreed to waive its advisory fees on the portion of the Funds’ assets that are invested in the Income Fund, Growth Fund, Eagle Rock Fund and RVX Fund. For the year ended September 30, 2019, the Adviser waived advisory fees related to assets invested in the affiliated funds as follows:

Affiliated Funds Advisory Fees Waived
EAS Fund	$81,980
Global Fund	13,101
Income Fund	304

These waivers are in addition to amounts waived pursuant to the contractual expense limitations detailed in the above paragraphs and are not recoupable.

Expense waivers and reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Expense waivers and reimbursements made by the Predecessor Income Fund were also subject to possible recoupment from the Predecessor Fund under the same terms. As of September 30, 2019, the total amount of expenses waived/reimbursed subject to recapture and their expiration dates, pursuant to the waiver agreements, was as follows:

	Amount Subject to Recoupment	Expiration Dates
EAS Fund	$ 100,591	April 30, 2020
EAS Fund	175,252	April 30, 2021
EAS Fund	74,935	September 30, 2021
EAS Fund	127,652	September 30, 2022
Global Fund	205,491	May 31, 2020
Global Fund	233,525	May 31, 2021
Global Fund	79,439	September 30, 2021
Global Fund	181,052	September 30, 2022
Income Fund	130,930	September 30, 2020
Income Fund	80,949	September 30, 2021
Income Fund	123,012	September 30, 2022

The Funds have entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ legal compliance; and (j) maintaining shareholder account records.

Crow Point Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

7.         ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

For the year ended September 30, 2019, M3Sixty earned fees pursuant to the ICSA as follows:

ICSA Fees
EAS Fund	$171,556
Global Fund	109,577
Income Fund	75,243

The Funds have also entered into a Chief Compliance Officer Service Agreement (“CCO Agreement”) with M3Sixty. Pursuant to the CCO Agreement, M3Sixty agrees to provide a Chief Compliance Officer (“CCO”), as described in Rule 38a-l of the 1940 Act, to the Funds for the year and on the terms and conditions set forth in the CCO Agreement.

For the year ended September 30, 2019, M3Sixty earned fees pursuant to the CCO Agreement as follows:

CCO Agreement Fees
EAS Fund	$15,691
Global Fund	15,000
Income Fund	15,000

M3Sixty has also agreed to voluntarily waive certain fees until certain thresholds are met by the Funds. During the year ended September 30, 2019, M3Sixty waived fees as follows:

ICSA Fees Waived
EAS Fund	$9,583
Global Fund	7,500
Income Fund	7,500

Certain officers of the Funds are also employees or officers of M3Sixty and are not paid any fees directly by the Funds for serving in such capacities.

Matrix 360 Distributors, LLC (the “Distributor”) acts as the principal underwriter and distributor (the “Distributor”) of each Fund’s shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and to assist in sales of the Funds’ shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees. The Distribution Agreement between the Funds and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Funds’ shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

The Distributor is an affiliate of M3Sixty.

The Funds have adopted a Distribution Plans (“Plans”) pursuant to Rule 12b-1 under the 1940 Act for their Investor Class shares. Under the Plans, the Funds may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of Fund shares, or for other expenses associated with distributing Fund shares. The Funds may expend up to 0.25% for Investor Class shares of the Funds’ average daily net assets annually to pay for any activity primarily intended to result in the sale of Investor Class shares of the Funds and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The EAS Fund had adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for its Class C shares. Under the Distribution Plan, The Fund used 12b-1 fees to compensate broker-dealers dealers (including, without limitation, the Distributor) for sales of the EAS Fund’s Class C shares, or for other expenses associated with distributing the EAS Fund’s Class C shares. The EAS Fund expended up to 1.00% for Class C shares of the EAS Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of Class C shares of the EAS Fund and the servicing of shareholder accounts, provided that the Trustees had approved the category of expenses for which payment is being made. Effective January 28, 2019, the EAS Fund’s Class C shares were exchanged for the EAS Fund’s Investor Class shares and the Class C shares are no longer offered for purchase. Upon completion of the exchange, the Distribution Plan for the EAS Fund’s Class C shares was terminated.

Crow Point Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

7.         ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The Plan for the EAS Fund took effect October 14, 2017. The Plans for the Global Fund and the Income Fund took effect October 7, 2017. For the year ended September 30, 2019, the Fund accrued 12b-1 expenses attributable to Investor Class and Class C shares as follows:

	Investor Class	Class C
EAS Fund	$4,973	$2,669
Global Fund	2,708	N/A
Income Fund	27,620	N/A

8.         DISTRIBUTIONS TO SHAREHOLDERS AND TAX MATTERS

The tax character of distributions during the year ended September 30, 2019 was as follows:

	Ordinary Income	Long-Term Capital Gains
EAS Fund	$92,991	$—
Global Fund	138,259	—
Income Fund	26,240	—

The tax character of distributions during the periods/year ended September 30, 2018 was as follows:

	Ordinary Income	Long-Term Capital Gains
EAS Fund	$—	$—
Global Fund	—	—
Income Fund	18,527	—

The tax character of distributions during the year ended April 30, 2018 for the EAS Fund and during the year ended May 31, 2018 for the Global Fund was as follows:

	Ordinary Income	Long-Term Capital Gains
EAS Fund	$131,723	$—
Global Fund	118,777	—

The tax character of distributable earnings (accumulated losses) at September 30, 2019 was as follows:

	Undistributed Ordinary Income	Post-October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Losses
EAS Fund	$—	$(1,256,967)	$(52,604)	$(39,510)	$(685,164)	$(2,034,245)
Global Fund	142,376	(91,591)	(785,892)	—	359,946	(375,161)
Income Fund	96,436	(30,292)	(1,478,979)	(12,229)	90,497	(1,334,567)

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles and adjustments for constructive sales of securities held short.

Crow Point Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

8.         DISTRIBUTIONS TO SHAREHOLDERS AND TAX MATTERS (continued)

Capital losses incurred after October 31 and ordinary losses incurred after December 31within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At September 30, 2019, the Funds deferred capital and ordinary losses as follows:

	Post-October Capital Losses	Late Year Ordinary Losses
EAS Fund	$517,386	$739,581
Global Fund	91,591	—
Income Fund	30,292	—

At September 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
EAS Fund	$52,604	$—	$52,604
Global Fund	785,890	2	785,892
Income Fund	1,437,495	41,484	1,478,979

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and adjustments for paydowns, C-Corporation return of capital distributions, real estate investment trusts, grantor trusts, partnerships, and the capitalization of in lieu dividend payments, resulted in reclassifications for the year ended September 30, 2019 as follows:

	Paid-in Capital	Total Accumulated Losses
EAS Fund	$(92,991)	$92,991
Global Fund	—	—
Income Fund	—	—

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at September 30, 2019 were as follows:

	Cost	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)
EAS Fund	$31,864,831	$958,773	$(1,643,937)	$(685,164)
Global Fund	21,358,327	763,582	(403,636)	359,946
Income Fund	11,503,234	215,334	(124,837)	90,497

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, and adjustments for partnerships, real estate investment trusts, grantor trusts and C-Corporation return of capital distributions.

9.        COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.       SUBSEQUENT EVENTS

On December 27, 2019, the EAS Fund declared an ordinary income distribution of $40,589, which was payable on December 27, 2019. On December 27, 2019, the Global Fund declared an ordinary income distribution of $235,919, which was payable on December 27, 2019. On December 27, 2019, the Income Fund declared an ordinary income distribution of $184,930, which was payable on December 27, 2019.

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Crow Point Funds	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2019

11.       RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management has evaluated the implications of certain provisions of ASU 2018-13 and has elected to early adopt all aspects of the amendments effective with the Funds’ financial statements within this Annual Report.

The SEC has adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies on financial statements. The amendments to Rule 6-04 remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments to Rule 6-09 remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statements of Changes in Net Assets. These Regulation S-X amendments became effective on November 5, 2018 and are reflected in the Funds’ financial statements for the year ended September 30, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of 360 Funds

and the Shareholders of EAS Crow Point Alternatives Fund,

Crow Point Global Tactical Allocation Fund, and Crow Point Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated (where noted) statements of assets and liabilities of EAS Crow Point Alternatives Fund (“EAS Fund”), Crow Point Global Tactical Allocation Fund (“Global Fund”), and Crow Point Alternative Income Fund (“Income Fund”), each a series of shares of beneficial interest in 360 Funds (the “Funds”), including the consolidated (where noted) schedules of investments, as of September 30, 2019, and the related consolidated (where noted) statements of operations for the year then ended and the consolidated (where noted) statements of changes in net assets and the consolidated (where noted) financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated (where noted) financial position of the Funds and the consolidated (where noted) changes in their net assets and their consolidated (where noted) financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets and Financial Highlights
EAS Fund	For the consolidated (where noted) Statements of Changes in Net Assets and Financial Highlights for the year ended September 30, 2019, the period from May 1, 2018 through September 30, 2018 and the year ended April 30, 2018
Global Fund	For the Statements of Changes in Net Assets and Financial Highlights for the year ended September 30, 2019, the period from June 1, 2018 through September 30, 2018 and the year ended May 31, 2018
Income Fund

For the Statements of Changes in Net Assets for each of the years in the two-year period ended September 30, 2019

For the Financial Highlights for each of the years in the five-year period ended September 30, 2019

The financial highlights for each of the years in the three-year period ended April 30, 2017 for the EAS Fund were audited by other auditors, whose report dated June 29, 2017, expressed an unqualified opinion on such financial highlights. The financial highlights for each of the years in the three-year period ended May 31, 2017 for the Global Fund were audited by other auditors, whose report dated July 31, 2017, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, brokers and other parties, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the 360 Funds since 2018.

Philadelphia, Pennsylvania

January 28, 2020

Crow Point Funds	ANNUAL REPORT
ADDITIONAL INFORMATION September 30, 2019 (Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Funds’ fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The EAS Fund paid $92,991 of ordinary income during the year ended September 30, 2019. The Global Fund paid $138,259 of ordinary income during the year ended September 30, 2019. The Income Fund paid $26,240 of ordinary income distributions during the year ended September 30, 2019.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2020 to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their own tax advisors.

On June 12, 2019, a Special Meeting of Shareholders of the Trust was held for the purpose of voting on the following proposals:

Proposal 1: To approve a new investment sub-advisory agreement between Crow Point Partners, LLC and Winthrop Capital Management, LLC, on behalf of the Income Fund.

Proposal 2: To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The total number of shares of the Income Fund present in person or by proxy represented approximately 51.58% of the Income Fund’s shares entitled to vote at the Special Meeting. The shareholders of the Income Fund voted to approve Proposal 1 and Proposal 2. The votes cast by the Income Fund’s shareholders with respect to Proposal 1 and Proposal 2 were as follows:

For	Against	Abstain
648,178	—	—

Crow Point Funds	ANNUAL REPORT
ADDITIONAL INFORMATION September 30, 2019 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. The Statement of Additional Information of the Trust includes additional information about the Funds’ Trustees and is available upon request, without charge, by calling (877) 244-6235.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Arthur Q. Falk YOB : 1937	Trustee	Since 2011	Retired. President, Murray Hill Financial Marketing, (financial marketing consultant) (1990–2012).	Ten	None
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009-Present).	Ten	None
Gary W. DiCenzo YOB: 1962	Trustee and Independent Chairman	Since 2014 Since 2019	Chief Executive Officer, Cognios Capital (investment management firm) (2015-present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010-2015).	Ten	FNEX Ventures (2018-present)
Steven D. Poppen YOB : 1968	Trustee	Since 2018	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1999-present).	Ten	M3Sixty Funds Trust (3 portfolios) (2015 – present); FNEX Ventures (2018- present)
Thomas J. Schmidt YOB: 1963	Trustee	Since 2018	Principal, Tom Schmidt & Associates Consulting, LLC (2015-Present); Vice President of the Mutual Fund and Alternative Investment Full Service Transfer Agent (1986-2014).	Ten	FNEX Ventures (2018-present)
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013 – present); Chief Operating Officer, M3Sixty Administration LLC (2011-2013); Division Vice President, Boston Financial Data Services, (2005-2011).	Ten	M3Sixty Funds Trust (3 portfolios) (2015 – present)

* The Interested Trustee is an Interested Trustee because he is an officer and principal owner of the Administrator.

Crow Point Funds	ANNUAL REPORT
ADDITIONAL INFORMATION September 30, 2019 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Andras P. Teleki YOB: 1971	Chief Compliance Officer and Secretary	Since 2015	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015-present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016-present); Chief Compliance Officer and Secretary, WP Trust (2016-present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015); Partner, K&L Gates (2009-2015).	N/A	N/A
Brandon J. Byrd YOB: 1981	Assistant Secretary and Anti-Money Laundering Officer Vice President	Since 2013 Since 2018	Chief Operating Officer, M3Sixty Administration, LLC (2013-present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015-2016); Division Manager - Client Service Officer, Boston Financial Data Services (mutual find service provider) (2010-2012).	N/A	N/A
Larry E. Beaver, Jr.** YOB: 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003-Present); Assistant Treasurer, Capital Management Investment Trust (July 2017-Present); Assistant Treasurer, M3Sixty Funds Trust (July 2017-Present; Assistant Treasurer, WP Funds Trust (July 2017-Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-July 2017); Treasurer, 360 Funds Trust (2007-2017); Treasurer, M3Sixty Funds Trust (2015-July 2017); Treasurer, WP Trust (2015-July 2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A
John H. Lively YOB: 1969	Assistant Secretary	Since 2017	Attorney, Practus, LLP (law firm) (2010-present).	N/A	N/A
Ted L. Akins YOB: 1974	Assistant Secretary	Since 2018	Vice President of Operations, M3Sixty Administration, LLC (2012-present).	N/A	N/A

** Effective December 28, 2018, Larry E. Beaver, Jr. was assigned as Interim Treasurer until a new Treasurer is appointed by the Board.

Crow Point Funds	ANNUAL REPORT
ADDITIONAL INFORMATION September 30, 2019 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration LLC. Effective April 25, 2019, each Trustee who is not an “interested person” receives a fee of $5,000 each year, plus a fee of $1,500 per Fund each year, and $200 per Fund per Board or committee meeting attended. Prior to April 25, 2019, each Trustee who is not an “interested person” received a fee of $1,500 each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee[1]	Aggregate Compensation From each Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds Paid to Trustees[2]
Independent Trustees
Arthur Q. Falk	$ 2,929	None	None	$ 8,787
Tom M. Wirtshafter	$ 2,530	None	None	$ 7,590
Gary W. DiCenzo	$ 2,929	None	None	$ 8,787
Steven D. Poppen	$ 2,530	None	None	$ 7,590
Thomas J. Schmidt	$ 2,929	None	None	$ 8,787
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

[1]	Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers ten (10) series of shares.
[2]	Figures are for the year ended September 30, 2019.

Crow Point Funds	ANNUAL REPORT

Information About Your Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as the sales charge (load) imposed on certain subscriptions and the contingent deferred sales charge (“CDSC”) and redemption fees imposed on certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), CDSC fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectuses.

Expenses and Value of a $1,000 Investment for the period from 04/01/19 through 09/30/19
EAS Fund:	Beginning Account Value (04/01/2019)	Annualized Expense Ratio for the Period	Ending Account Value (09/30/2019)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Class A (-1.20%)	$1,000.00	1.80%	$ 988.00	$ 8.97
Class I (-1.08%)	$1,000.00	1.55%	$ 989.20	$ 7.73
Hypothetical 5% Return
Class A	$1,000.00	1.80%	$1,016.00	$ 9.10
Class I	$1,000.00	1.55%	$1,017.30	$ 7.84

Global Fund:	Beginning Account Value (04/01/2019)	Annualized Expense Ratio for the Period	Ending Account Value (09/30/2019)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Investor Class (+0.00%)	$1,000.00	1.71%	$1,000.00	$ 8.57
Institutional Class (+0.11%)	$1,000.00	1.46%	$1,001.10	$ 7.32
Hypothetical 5% Return
Investor Class	$1,000.00	1.71%	$1,016.50	$ 8.64
Institutional Class	$1,000.00	1.46%	$1,017.70	$ 7.38

Crow Point Funds	ANNUAL REPORT

Information About Your Funds’ Expenses – (Unaudited) (continued)

Expenses and Value of a $1,000 Investment for the period from 04/01/19 through 09/30/19
Income Fund:	Beginning Account Value (04/01/2019)	Annualized Expense Ratio for the Period	Ending Account Value (09/30/2019)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Investor Class (+2.03%)	$1,000.00	2.45%	$1,020.30	$12.41
Institutional Class (+2.15%)	$1,000.00	2.20%	$1,021.50	$11.15
Hypothetical 5% Return
Investor Class	$1,000.00	2.45%	$1,012.80	$12.36
Institutional Class	$1,000.00	2.20%	$1,014.00	$11.11

(a)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read them carefully before you invest or send money.

Total EAS Fund operating expense ratios as stated in the current EAS Fund prospectus dated January 28, 2019 for the EAS Fund were as follows:
EAS Crow Point Alternatives Fund Investor Class, gross of fee waivers or expense reimbursements	4.34%
EAS Crow Point Alternatives Fund Investor Class, after waiver and reimbursement*	3.51%
EAS Crow Point Alternatives Fund Institutional Class, gross of fee waivers or expense reimbursements	4.09%
EAS Crow Point Alternatives Fund Institutional Class, after waiver and reimbursement*	3.26%

* Pursuant to an operating expense limitation agreement between the Adviser and the EAS Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such EAS Fund’s business) to not more than 1.70% of the average daily net assets of each share class of the EAS Fund through January 31, 2020. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the EAS Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the EAS Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. Total Gross Operating Expenses during the year ended September 30, 2019 were 2.49% and 2.24% for the EAS Fund Investor Class and Institutional Class shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 7) sections of this report for expense related disclosures during the year ended September 30, 2019.

Crow Point Funds	ANNUAL REPORT

Information About Your Funds’ Expenses – (Unaudited) (continued)

Total Global Fund operating expense ratios as stated in the current Global Fund prospectus dated January 28, 2019 were as follows:
Crow Point Global Tactical Allocation Fund Investor Class, gross of fee waivers or expense reimbursements	3.27%
Crow Point Global Tactical Allocation Fund Investor Class, after waiver and reimbursement*	2.08%
Crow Point Global Tactical Allocation Fund Institutional Class, gross of fee waivers or expense reimbursements	3.02%
Crow Point Global Tactical Allocation Fund Institutional Class, after waiver and reimbursement*	1.83%

* Pursuant to an operating expense limitation agreement between the Adviser and the Global Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Global Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Global Fund’s business) to not more than 1.35% of the average daily net assets of each share class of the Global Fund through January 31, 2020. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Global Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Global Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. Total Gross Operating Expenses during the year ended September 30, 2019 were 2.66% and 2.41% for the Crow Point Global Tactical Allocation Fund Investor Class and Institutional Class shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 7) sections of this report for expense related disclosures during the year ended September 30, 2019.

Total Income Fund operating expense ratios as stated in the current Income Fund prospectus dated January 28, 2019 for the Income Fund were as follows:
Crow Point Alternative Income Fund Investor Class, gross of fee waivers or expense reimbursements	3.60%
Crow Point Alternative Income Fund Investor Class, after waiver and reimbursement*	2.52%
Crow Point Alternative Income Fund Institutional Class, gross of fee waivers or expense reimbursements	3.35%
Crow Point Alternative Income Fund Institutional Class, after waiver and reimbursement*	2.27%

* Pursuant to an operating expense limitation agreement between the Adviser and the Income Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Income Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Income Fund’s business) to not more than 2.00% of the average daily net assets of each share class of the Income Fund through January 31, 2020. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Income Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Income Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. Total Gross Operating Expenses during the year/period ended September 30, 2019 were 3.54% and 3.29% for the Crow Point Alternative Income Fund Investor Class and Institutional Class shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 7) sections of this report for expense related disclosures during the year/period ended September 30, 2019.

Crow Point Funds	ANNUAL REPORT

Approval of the Investment Advisory Agreement Renewal for the Crow Point Alternative Income Fund, EAS Crow Point Alternatives Fund and Crow Point Global Tactical Allocation Fund (Unaudited)

At a meeting held on July 17, 2019, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreements (the “Agreements”) between the Trust, on behalf of each of the Crow Point Alternative Income Fund (the “Alternative Income Fund”), the EAS Crow Point Alternatives Fund (the “EAS Fund”) and the Crow Point Global Tactical Allocation Fund (the “Global Tactical Fund, together with the Alternative Income Fund and the EAS Fund, the “Crow Point Funds”), and Crow Point Partners, LLC (the “Adviser”).

Counsel reviewed with the Board the memorandum that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Adviser. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Crow Point Funds; (iii) the costs of the services provided and profits realized by the Adviser from its relationships with the Crow Point Funds; (iv) the extent to which economies of scale would be realized if the Crow Point Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Crow Point Funds’ investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented to the Board in the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the Crow Point Funds and their shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Crow Point Funds from the Adviser; (iii) periodic commentary on the reasons for the performance by the Adviser; (iv) presentations by Crow Point Funds’ management addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Crow Point Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the Crow Point Funds, information on investment advice, performance, summaries of Crow Point Funds’ expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Crow Point Funds; and (iii) benefits to be realized by the Adviser from its relationship with the Crow Point Funds. The Board did not identify any information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors.

(1)	The nature, extent, and quality of the services provided by the Adviser.

In this regard, the Board considered the responsibilities the Adviser has under the Advisory Agreement for each of the Crow Point Funds. The Board reviewed the services provided by the Adviser to the Crow Point Funds, including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Crow Point Funds’ investment objectives and limitations; its coordination of services for the Crow Point Funds among the Crow Point Funds’ service providers; and its efforts to promote the Crow Point Funds, grow assets and assist in the distribution of Crow Point Funds’ shares. The Board considered the Adviser’s staffing, personnel, and methods of operating; the education and experience of their personnel; and their compliance program. After reviewing the foregoing and further information from the Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Crow Point Funds was satisfactory.

(2)	Investment Performance of the Crow Point Funds.

In considering the investment performance of the Crow Point Funds, the Trustees compared the short- and long-term performance of each Crow Point Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisers, and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Adviser’s management of each Crow Point Fund with its investment objective and policies.

Crow Point Funds	ANNUAL REPORT

Approval of the Investment Advisory Agreement Renewal for the Crow Point Alternative Income Fund, EAS Crow Point Alternatives Fund and Crow Point Global Tactical Allocation Fund (Unaudited) (continued)

For the EAS Fund, the Board noted that the EAS Fund underperformed its primary benchmark, the Bloomberg Barclay’s U.S. Aggregate Bond Index, and its secondary benchmark, the HFRI Fund-of-Funds Conservative Index, for the one, three, and five-year periods ended May 31, 2019. The Board also noted that the EAS Fund beat the average and median of the Morningstar US OE Multi-alternative category for the three-year period and lagged or was equal to the category average and median for one and five-year periods, each ended June 30, 2019.

For the Global Tactical Fund, the Board noted that it underperformed its primary benchmark, the S&P 500® Total Return Index for the one, three, and five-year periods ended May 31, 2019, but beat its secondary index, the Bloomberg Barclay’s U.S. Aggregate Bond Index, for the three-year period. The Board also noted that the Global Tactical Fund beat the average and median of the Morningstar US OE Tactical Allocation category for the one, three, and five-year periods ended June 30, 2019.

For the Alternative Income Fund, the Board noted that it underperformed its primary benchmark, the Bloomberg Barclay’s Global Aggregate Bond Index for the one, three, and five-year periods, but beat its secondary benchmark, the HFRX Absolute Return Index, for the one and three-year periods, each ended May 31, 2019. The Board also noted that the Alternative Income Fund lagged the average and median return for the Morningstar US OE Nontraditional Bond Category for the one, three, and five-year periods, ended June 30, 2019, but that the fund’s performance was within the category’s range.

Based on the preceding, the Board concluded that the investment performance information presented for the Crow Point Funds was satisfactory.

(3)	The costs of the services provided, and profits realized by the Adviser from the relationship with the Crow Point Funds.

In considering the costs of the services provided and profits realized by the Adviser from its relationship with the Crow Point Funds, the Trustees considered: the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and its level of commitment to the Crow Point Funds; the asset levels of the Crow Point Funds; and the overall expenses of the Crow Point Funds. The Trustees considered the financial statements of the Adviser and the financial stability and productivity of the firm.

The Trustees considered the fees and expenses of the EAS Fund (including the management fee) relative to its category group as of June 30, 2019. The Trustees noted that the management fee for the EAS Fund was equal to the average and median management fee for the category. The Trustees further noted that the net expense ratio of the EAS Fund was higher than the average and median for the category but was within the categories range.

The Trustees next considered the fees and expenses of the Global Tactical Fund (including the management fee) relative to its peer group median as of June 30, 2019. The Trustees noted that the management fee was slightly above the category average and median. The Trustees further noted that the net expense ratio of the Global Tactical Fund was lower than the average and median for the category.

The Trustees next considered the fees and expenses of the Alternative Income Fund (including the management fee) relative to its category average and median as of June 30, 2019. The Trustees noted that the management fee was above the category average and median but was within the category range. The Trustees further noted that the net expense ratio of the Alternative Income Fund was higher than the average and median for the category but was within the category range.

The Trustee further noted that with regard to each of the Crow Point Funds, the Adviser has entered into an expense limitation agreement pursuant to which the Adviser has agreed to waive or reduce its fees and to assume other expenses of each Crow Point Fund, if necessary, to limit each Fund’s annual operating expenses (with industry-standard exceptions), through January 31, 2020 for EAS Fund, Global Tactical Fund and Alternative Income Fund to not more than following percentages: 1.70% for the EAS Fund, 1.35% for the Global Tactical Fund and 2.00% for the Alternative Income Fund. The Board also noted that the Adviser realizes a reasonable profit for its management of all the Crow Point Funds. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fees paid to the Adviser by each of the Crow Point Funds were fair and reasonable.

Crow Point Funds	ANNUAL REPORT

Approval of the Investment Advisory Agreement Renewal for the Crow Point Alternative Income Fund, EAS Crow Point Alternatives Fund and Crow Point Global Tactical Allocation Fund (Unaudited) (continued)

(4)	The extent to which economies of scale would be realized if the Crow Point Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Crow Point Funds’ investors.

In this regard, the Board considered the Crow Point Funds’ fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the Crow Point Funds would benefit from the expense limitation arrangement for each Crow Point Fund. The Trustees noted that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the fund’s assets were enough to trigger the breakpoint. The Trustees noted that lower expenses for the Crow Point Funds’ shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Trustees noted that the Crow Point Funds’ assets were at such levels that the expense limitation arrangements were providing benefits to the Crow Point Funds’ shareholders currently. The Trustees also noted that the Crow Point Funds would benefit from economies of scale under its agreements with some of its service providers other than the Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the Adviser’s efforts to work with M3Sixty to secure such arrangements for the Crow Point Funds. Following further discussion of the Crow Point Funds’ asset levels, expectations for growth and levels of fees, the Board determined that the Crow Point Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the Crow Point Funds’ investors.

(5)	Possible conflicts of interest and benefits derived by the Adviser.

In considering the Adviser’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Crow Point Funds; the soft dollar procedures adopted by the Adviser that govern its use of soft dollars; the basis of decisions to buy or sell securities for the Crow Point Funds; and the substance and administration of the Adviser’s code of ethics.

One point of consideration was the purchase by certain Crow Point Funds of other funds advised by the Adviser in order to gain investment exposure that such other funds offer. The Trustees noted that, in such instances, the policy of the Crow Point Funds is to waive any duplicative advisory fees. The Board also considered the Adviser’s efforts to continually review and improve its compliance infrastructure in response to new regulations and changing market conditions and practices. Based on the foregoing, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. It was noted that the Adviser does not manage any other accounts in similar strategies.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreements with respect to each of the Crow Point Funds was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Advisory Agreements with respect to each of the Crow Point Funds.

Approval of the Investment Sub-Advisory Agreement for the Crow Point Alternative Income Fund (Unaudited)

At a meeting held on April 25, 2019, the Board considered the approval of the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Crow Point and Winthrop Capital Management, LLC (“Winthrop”) in regard to the Alternative Income Fund.

The Board reflected on its discussions with the representatives from Crow Point and Winthrop regarding the proposed Sub-Advisory Agreement between Crow Point and Winthrop and the manner in which the Alternative Income Fund is to be managed. Counsel referred the Board to a memorandum from Counsel addressing the duties of the Trustees regarding the approval of the proposed Sub-Advisory Agreement, Winthrop’s responses to a letter requesting information, a copy of Winthrop’s financial information and the proposed Sub-Advisory Agreement. Counsel reviewed with the Board the memorandum from Counsel and the proposed Sub-Advisory Agreement. Counsel outlined the various factors the Board should consider in deciding whether to approve the Sub-Advisory Agreement, including: (i) the nature, extent and quality of the services to be provided by Winthrop; (ii) the investment performance of the Alternative Income Fund and Winthrop; (iii) the costs of the services to be provided and profits to be realized by Winthrop from the relationship with the Alternative Income Fund; (iv) the extent to which economies of scale would be realized if the Alternative Income Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Alternative Income Fund’s shareholders; and (v) Winthrop’s practices regarding possible conflicts of interest and other benefits derived by Winthrop.

Crow Point Funds	ANNUAL REPORT

Approval of the Investment Sub-Advisory Agreement for the Crow Point Alternative Income Fund (Unaudited) (continued)

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared and/or presented in connection with the approval process with respect to the Alternative Income Fund, including information presented to the Board by representatives from Crow Point and Winthrop. The Board requested and/or was provided with information and reports relevant to the approval of the Sub-Advisory Agreement, including: (i) reports regarding the services and support to be provided to the Alternative Income Fund and its shareholders; (ii) presentations by management of Winthrop addressing the investment philosophy, investment strategy, personnel and operations to be utilized in managing the Alternative Income Fund; (iii) disclosure information contained in the registration statement of the Trust on behalf of the Alternative Income Fund and the Form ADV and/or policies and procedures of Winthrop; and (iv) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Sub-Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board did not identify any particular information that was most relevant to its consideration to approve the Sub-Advisory Agreement and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the Sub-Advisory Agreement, the Trustees considered numerous factors, including:

(1)	The nature, extent and quality of the services to be provided by Winthrop.

In this regard, the Board considered the responsibilities Winthrop would have under the Sub-Advisory Agreement. The Board reviewed the services to be provided by Winthrop to the Alternative Income Fund, including, without limitation, Winthrop’s procedures for formulating investment recommendations and assuring compliance with the Alternative Income Fund’s investment objectives and limitations and its anticipated efforts to promote the Alternative Income Fund, grow its assets and assist in the distribution of the Alternative Income Fund’s shares. The Board also considered: Winthrop’s staffing, personnel and methods of operating; the education and experience of Winthrop’s personnel; and Winthrop’s compliance program, policies and procedures. After reviewing the foregoing and further information from Winthrop, the Board concluded that the nature, extent and quality of the services to be provided by Winthrop were satisfactory and adequate for the Alternative Income Fund.

(2)	Investment Performance of the Alternative Income Fund.

The Board noted that Winthrop had not commenced managing the Alternative Income Fund and therefore a consideration of the Alternative Income Fund’s performance was not relevant to this factor. The Board considered the historical efforts of Winthrop personnel to manage similar strategies to the Alternative Income Fund. Based on these considerations, the Board determined that the information presented regarding the performance of Winthrop in managing similar accounts was satisfactory.

(3)	The costs of services to be provided and profits to be realized by Winthrop from the relationship with the Alternative Income Fund.

In considering the costs of the services to be provided and profits to be realized by Winthrop from the relationship with the Alternative Income Fund, the Trustees considered: Winthrop’s staffing, personnel and methods of operating; the financial condition of Winthrop and the level of commitment to the Alternative Income Fund by Winthrop and its principals; the current asset levels of the Alternative Income Fund; and the projected overall expenses of the Alternative Income Fund. The Trustees considered financial statements of Winthrop and discussed the financial stability and profitability of the firm. The Trustees noted that Winthrop is currently profitable. The Trustees considered the portion of the management fee that would be received by Winthrop. The Trustees noted that the advisory fees to be paid to Winthrop with respect to its services to be provided to the Alternative Income Fund were generally less than those charged to Winthrop’s separate account clients. The Trustees determined that in light of the services to be provided by Winthrop to the Alternative Income Fund, the management fee was fair and reasonable and could have been negotiated at arms-length in light of all of the surrounding circumstances.

Crow Point Funds	ANNUAL REPORT

Approval of the Investment Sub-Advisory Agreement for the Crow Point Alternative Income Fund (Unaudited) (continued)

(4)	The extent to which economies of scale would be realized as the Alternative Income Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Alternative Income Fund’s investors.

In this regard, the Board considered the Alternative Income Fund’s fee arrangements with respect to Winthrop. The Trustees noted that although the management fee would stay the same as asset levels increased, the sub-advisory fee to be paid to Winthrop by Crow Point would have a breakpoint as assets increased. The Trustees noted that currently, the Alternative Income Fund’s assets were relatively low and that shareholders of the Alternative Income Fund were experiencing the benefit of the expense limitation arrangements in place for the Alternative Income Fund for which Winthrop has agreed to share responsibility with Crow Point. The Trustees expressed the view that benefits associated with the expense limitation arrangements were of significant value to shareholders while assets were at lower levels, in that each dollar invested benefits from this commitment to contain costs, whereas breakpoint structures typically require a fund to reach significant asset levels in order to realize lower costs. Following further discussion of the Alternative Income Fund’s expected asset levels, expectations for growth and levels of fees, the Board determined that Crow Point’s fee arrangement with Winthrop was fair and reasonable in relation to the nature and quality of the services to be provided by Winthrop.

(5)	Possible conflicts of interest and other benefits.

In considering Winthrop’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Alternative Income Fund; the fact that Winthrop does not use soft dollars; the basis of decisions to buy or sell securities for the Alternative Income Fund and/or Winthrop’s other accounts; and the substance and administration of Winthrop’s code of ethics. Based on the foregoing, the Board determined that Winthrop’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Sub-Advisory Agreement with respect to the Alternative Income Fund was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the Sub-Advisory Agreements with respect to the Alternative Income Fund.

360 FUNDS

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

Crow Point Partners, LLC

280 Summer Street

Suite M1

Boston, MA 02210

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

3rd Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Parkway

Suite 310

Leawood, KS 66211

CUSTODIAN BANK

Fifth Third Bank

Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 2.

CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the “audit committee financial expert” as defined in Item 3.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees.  The aggregate fees billed for each of the fiscal year ended September 30, 2019, the period ended September 30, 2018 and the fiscal year ended April 30, 2018 for professional services rendered by the principal accountants for the audit of the EAS Fund’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were and $12,700 with respect to the registrant’s fiscal year ended September 30, 2019, $8,900 with respect to the period ended September 30, 2018 and $12,700 with respect to the registrant’s fiscal year ended April 30, 2018.

The aggregate fees billed for the each of the fiscal year ended September 30, 2019, the period ended September 30, 2018 and the fiscal year ended May 31, 2018 for professional services rendered by the principal accountants for the audit of the Global Fund’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,700 with respect to the registrant’s fiscal year ended September 30, 2019, $8,900 with respect to the period ended September 30, 2018 and $12,700 with respect to the registrant’s fiscal year ended May 31, 2018.

The aggregate fees billed for each of the last two fiscal years ended September 30, 2019 and September 30, 2018 for professional services rendered by the principal accountants for the audit of the Income Fund’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,700 with respect to the fiscal year ended September 30, 2019 and $12,700 with respect to the registrant’s fiscal year ended September 30, 2018.

(b)

Audit-Related Fees.    There were no fees billed during the last two fiscal years/periods for assurances and related services by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)

Tax Fees. The aggregate fees billed for each of the fiscal year ended September 30, 2019, period ended September 30, 2018 and the fiscal year ended April 30, 2018 for professional services rendered by the principal accountant to the EAS Fund for tax compliance, tax advice and tax planning were $3,000 with respect to the fiscal year ended September 30, 2019, $3,000 with respect to the period ended September 30, 2018 and $3,000 with respect to the fiscal year ended April 30, 2018.  The services comprising these fees are the preparation of the registrant’s federal and state income tax returns, review of calculations of required excise distributions and preparation of federal excise tax returns.

The aggregate fees billed for each of the fiscal year ended September 30, 2019, period ended September 30, 2018 and the fiscal year ended May 31, 2018 for professional services rendered by the principal accountant to the Global Fund for tax compliance, tax advice and tax planning were $3,000 with respect to the fiscal year ended September 30, 2019, $3,000 with respect to the period ended September 30, 2018 and $3,000 with respect to the fiscal year ended May 31, 2019.  The services comprising these fees are the preparation of the registrant’s federal and state income tax returns, review of calculations of required excise distributions and preparation of federal excise tax returns.

The aggregate fees billed for each of the last two fiscal years ended September 30, 2018 and September 30, 2019 for professional services rendered by the principal accountant to the Income Fund for tax compliance, tax advice and tax planning were $3,000 with respect to the period ended September 30, 2019 and $3,000 with respect to the fiscal year ended September 30, 2018.  The services comprising these fees are the preparation of the registrant’s federal and state income tax returns, review of calculations of required excise distributions and preparation of federal excise tax returns.

(d)

All Other Fees.   The aggregate fees billed in the fiscal year ended September 30, 2019, period ended September 30, 2018 and the fiscal year ended April 30, 2018 for the EAS Fund; in the fiscal year ended September 30, 2019, period ended September 30, 2018 and the fiscal year ended May 31, 2018 for the Global Fund; and for the last two fiscal years ended September 30, 2019 and September 30, 2018 for the Income Fund for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for all periods and fiscal years mentioned above.

(e)(1)

The audit committee does not have pre-approval policies and procedures.  Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X
f)

Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal year ended September 30, 2019, period ended September 30, 2018 and the fiscal year ended April 30, 2018 for the EAS Fund; in the fiscal year ended September 30, 2019, period ended September 30, 2018 and the fiscal year ended May 31, 2018 for the Global Fund; and for the last two fiscal years ended September 30, 2019 and September 30, 2018 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser during the periods and fiscal years mentioned above.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.

SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this Form.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Funds are open-end management investment companies.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable as the Funds are open-end management investment companies.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as the Funds are open-end management investment companies.

ITEM 10.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.

CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.

DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Funds are open-end management investment companies.

ITEM 13.

EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

/s/ Randy Linscott
By Randy Linscott
Principal Executive Officer,
Date: January 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Randy Linscott
By Randy Linscott
Principal Executive Officer,
Date: January 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

/s/ Larry E. Beaver, Jr.
By Larry E. Beaver, Jr.
Assistant Treasurer and Acting Principal Financial Officer
Date: January 28, 2020